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JUNE 30, 2007

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

SECTOR FUNDS

BANKING FUND

INTERNET FUND

BASIC MATERIALS FUND

LEISURE FUND

BIOTECHNOLOGY FUND

PRECIOUS METALS FUND

CONSUMER PRODUCTS FUND

RETAILING FUND

ELECTRONICS FUND

TECHNOLOGY FUND

ENERGY FUND

TELECOMMUNICATIONS FUND

ENERGY SERVICES FUND

TRANSPORTATION FUND

FINANCIAL SERVICES FUND

UTILITIES FUND

HEALTH CARE FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

36

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

40

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

44

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

50

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

53

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

62

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

63

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The U.S. economy showed unmistakable signs of slowing as GDP growth decelerated throughout the first half of 2007, hitting sub-1% pace by the end of the first quarter. Higher gas prices and the recession in the housing and auto sectors put the brakes on economic growth.

Despite the economic slowdown and the accompanying slowdown in corporate earnings, stocks rallied with major market averages gaining between 6% and 8%. Two major factors came into play, helping stock prices during the first half of the year. First, although corporate earnings are slowing, they are slowing less than anticipated. The major factor boosting stock prices, however, was the continuing explosion in global liquidity. Put simply, with many emerging economies growing at breathtaking rates, the global economy is generating wealth at an unprecedented rate. Wealth created from exports, trade, energy production and distribution is being augmented by massive foreign exchange reserves, money supply growth and corporate earnings. Private equity investment, leveraged buyouts and merger and acquisition activity are all at or near record levels as the global liquidity wave continues to find its way into stock prices. As a result, just as earnings have started to slow, stock price multiples have started to expand. Until now, the nearly three and a half year rally in stock prices has been entirely earnings driven, with price/earnings multiples actually contracting as earnings growth outstripped stock price gains.

Sector level performance indicated that investor flows continue to go to those parts of the market that are highly leveraged to the global growth theme. Energy, Materials, Industrials and Technology—all sectors that benefit from rapid global growth—were the strongest performers for the first half of the year. The laggards—Financials and Consumer Discretionary stocks—highlighted that investors were concerned about the threat from rising interest rates as well as pressures on consumer spending from higher gas prices.

Interest rates did, in fact, rise in the first half as inflation worries increased on the back of rising commodity prices and labor costs. Also pushing long-term rates higher was an increase in global interest rates as central banks in both developed and developing economies raised rates in a bid to forestall inflationary pressures. Long-term rates moved up, short-term rates moved down and the yield curve resumed its positive slope.

International equity markets performed well, reflecting many of the trends outlined above. Emerging market stocks continued to power ahead, generating double-digit returns in the process. While we remain constructive on the outlook for economic growth in the emerging markets, we are concerned about the outlook for emerging market stocks. In a nutshell, many exchanges in the developing markets are taking on bubble characteristics with stock market speculation running rampant.

That brings us to the other defining characteristic of the first half of the year—the heightened awareness of risk. This was most evident in the global pull-back in stock prices in late February and early May. That shock, which had its origins in overseas markets, has now been augmented by the widespread use of sub prime mortgage debt in the hedge fund community.

We think it is a relatively safe bet that the U.S. economy will accelerate from Q1’s sub-1% pace. Moreover,

the massive wealth being generated by the global economy is not going away, and there is no reason to doubt that some of that liquidity will continue to find its way into U.S. stock markets. Putting it all together, the general pressure on stock prices is to the upside, and current valuation multiples provide some limited room for that to take place. Even so, perceptions of risk have increased, so we would not be surprised to see pullbacks along the way—perhaps unsettling ones.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director, Portfolio Strategies

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2006 and ending June 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2006

June 30, 2007

Period*

Table 1. Based on actual Fund return

Banking Fund

1.61%

$1,000.00

$

943.60

$7.76

Basic Materials Fund

1.60%

1,000.00

1,215.10

8.79

Biotechnology Fund

1.62%

1,000.00

993.70

8.01

Consumer Products Fund

1.61%

1,000.00

1,053.60

8.20

Electronics Fund

1.60%

1,000.00

1,088.40

8.28

Energy Fund

1.60%

1,000.00

1,197.90

8.72

Energy Services Fund

1.60%

1,000.00

1,272.20

9.01

Financial Services Fund

1.61%

1,000.00

987.30

7.93

Health Care Fund

1.61%

1,000.00

1,066.20

8.25

Internet Fund

1.61%

1,000.00

1,103.30

8.40

Leisure Fund

1.61%

1,000.00

1,019.90

8.06

Precious Metals Fund

1.51%

1,000.00

990.50

7.45

Retailing Fund

1.61%

1,000.00

1,059.10

8.22

Technology Fund

1.60%

1,000.00

1,114.70

8.39

Telecommunications Fund

1.60%

1,000.00

1,159.70

8.57

Transportation Fund

1.61%

1,000.00

1,085.60

8.33

Utilities Fund

1.60%

1,000.00

1,069.30

8.21

Table 2. Based on hypothetical 5% return

Banking Fund

1.61%

1,000.00

1,016.71

8.08

Basic Materials Fund

1.60%

1,000.00

1,016.76

8.03

Biotechnology Fund

1.62%

1,000.00

1,016.66

8.13

Consumer Products Fund

1.61%

1,000.00

1,016.71

8.08

Electronics Fund

1.60%

1,000.00

1,016.76

8.03

Energy Fund

1.60%

1,000.00

1,016.76

8.03

Energy Services Fund

1.60%

1,000.00

1,016.76

8.03

Financial Services Fund

1.61%

1,000.00

1,016.71

8.08

Health Care Fund

1.61%

1,000.00

1,016.71

8.08

Internet Fund

1.61%

1,000.00

1,016.71

8.08

Leisure Fund

1.61%

1,000.00

1,016.71

8.08

Precious Metals Fund

1.51%

1,000.00

1,017.21

7.58

Retailing Fund

1.61%

1,000.00

1,016.71

8.08

Technology Fund

1.60%

1,000.00

1,016.76

8.03

Telecommunications Fund

1.60%

1,000.00

1,016.76

8.03

Transportation Fund

1.61%

1,000.00

1,016.71

8.08

Utilities Fund

1.60%

1,000.00

1,016.76

8.03

*  Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number

† Annualized

of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

4

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

BANKING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Diversified

Capital Markets

HSBC Holdings PLC — SP ADR

4.8%

Financial Services

8%

4.6%

Bank of America Corp.

4.7%

9%

J.P. Morgan Chase & Co.

Wells Fargo & Co.

4.1%

UBS AG — SP ADR

4.2%

Barclays PLC — SP ADR

3.5%

Wachovia Corp.

3.6%

Thrifts & Mortgage

Finance

Commercial

Credit Suisse Group — SP ADR

3.5%

20%

Banks

Fannie Mae

3.3%

63%

U.S. Bancorp

2.8%

Top Ten Total

39.1%

temporary cash or derivative investments.

"Ten Largest Holdings" exclude any

Banking Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

BASIC MATERIALS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials,

such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Construction

Other

Materials 6%

Rio Tinto PLC — SP ADR

3.7%

Paper & Forest

2%

Arcelor Mittal

3.6%

Products 6%

E.I. du Pont de Nemours and Co.

2.6%

Alcan, Inc.

2.5%

Monsanto Co.

2.5%

Packaging 9%

Containers &

Alcoa, Inc.

2.4%

Dow Chemical Co.

2.3%

Metals &

Mining

Southern Copper Corp.

2.2%

Potash Corporation of Saskatchewan

2.2%

42%

Freeport-McMoRan Copper & Gold, Inc.

— Class B

2.2%

Chemicals

Top Ten Total

26.2%

35%

temporary cash or derivative investments.

"Ten Largest Holdings" exclude any

Basic Materials Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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5

FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of related biotechnology products or services.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Genentech, Inc.

10.1%

Amgen, Inc.

9.4%

Gilead Sciences, Inc.

7.1%

Celgene Corp.

5.7%

Biotechnology

Biogen Idec, Inc.

5.6%

Genzyme Corp.

5.0%

Cephalon, Inc.

2.9%

100%

Amylin Pharmaceuticals, Inc.

2.9%

Vertex Pharmaceuticals, Inc.

2.3%

Millennium Pharmaceuticals, Inc.

2.1%

Top Ten Total

53.1%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

Biotechnology Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

CONSUMER PRODUCTS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.

Inception: May 29, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Food & Staples

Retailing

Other

Procter & Gamble Co.

7.1%

9%

5%

Coca-Cola Co.

6.0%

Altria Group, Inc.

5.6%

Tobacco

PepsiCo, Inc.

5.4%

11%

Diageo PLC — SP ADR

4.0%

Anheuser-Busch Cos., Inc.

Food

3.3%

Products

Colgate-Palmolive Co.

3.0%

31%

Cadbury Schweppes PLC — SP ADR

2.9%

Kimberly-Clark Corp.

2.9%

Household

Kellogg Co.

2.4%

Products

Top Ten Total

42.6%

“Ten Largest Holdings” exclude any

17%

temporary cash or derivative investments.

Beverages

Consumer Products Fund

27%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

6

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.

Inception: August 3, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Intel Corp.

9.5%

Semiconductors &

Texas Instruments, Inc.

6.0%

Taiwan Semiconductor Manufacturing

Semiconductor

Co. Ltd. — SP ADR

5.7%

Equipment

100%

Applied Materials, Inc.

4.0%

Nvidia Corp.

3.4%

STMicroelectronics NV — SP ADR

3.0%

ASML Holding NV — SP ADR

2.8%

MEMC Electronic Materials, Inc.

2.7%

Analog Devices, Inc.

2.7%

Infineon Technologies AG — SP ADR

2.6%

Top Ten Total

42.4%

“Ten Largest Holdings” exclude any

Electronics Fund

temporary cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

ENERGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies involved in the energy field, including the exploration,

production and development of oil, gas, coal and alternative sources of energy.

Inception: May 29, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Exxon Mobil Corp.

Other

1%

6.9%

Energy Equipment

BP PLC — SP ADR

4.8%

& Services

Chevron Corp.

4.3%

30%

Royal Dutch Shell PLC — SP ADR

4.0%

ConocoPhillips

3.6%

Schlumberger Ltd.

3.3%

Occidental Petroleum Corp.

2.3%

Valero Energy Corp.

2.1%

Consumable Fuels

Oil, Gas &

Marathon Oil Corp.

2.1%

Canadian Natural Resources Ltd.

2.0%

69%

Top Ten Total

35.4%

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

Energy Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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7

FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Other

4%

Schlumberger Ltd.

9.5%

Transocean, Inc.

5.4%

Halliburton Co.

5.3%

Baker Hughes, Inc.

5.0%

Tenaris SA — SP ADR

4.8%

National-Oilwell Varco, Inc.

4.3%

Weatherford International Ltd.

4.1%

Energy Eqiupment

& Services

96%

GlobalSantaFe Corp.

3.8%

Diamond Offshore Drilling, Inc.

3.6%

Noble Corp.

3.5%

Top Ten Total

49.3%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

Energy Services Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FINANCIAL SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies involved in the financial services sector.

Inception: July 20, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Thrifts & Mortgage

Other

2.2%

4%

J.P. Morgan Chase & Co.

2.2%

Finance

Citigroup, Inc.

8%

Bank of America Corp.

2.1%

Diversified

Financial

HSBC Holdings PLC — SP ADR

2.0%

Insurance

Services

UBS AG — SP ADR

2.0%

23%

11%

American International Group, Inc.

1.8%

Wells Fargo & Co.

1.7%

Wachovia Corp.

1.7%

Capital

Credit Suisse Group — SP ADR

1.6%

Markets

Merrill Lynch & Co., Inc.

1.6%

18%

Top Ten Total

18.9%

“Ten Largest Holdings” exclude any

Real Estate

temporary cash or derivative investments.

Commercial

Investment Trusts

Banks

18%

18%

Financial Services Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the health care industry.

Inception: June 19, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

Other

(% of Total Net Assets)

Biotechnology

5%

Pfizer, Inc.

3.8%

13%

Johnson & Johnson, Inc.

3.8%

Health Care

GlaxoSmithKline PLC — SP ADR

3.4%

Merck & Co., Inc.

3.1%

Equipment &

Supplies

Novartis AG — SP ADR

3.0%

18%

Pharmaceuticals

43%

Sanofi-Aventis — SP ADR

2.9%

AstraZeneca PLC — SP ADR

2.6%

Abbott Laboratories

2.6%

Genentech, Inc.

2.5%

UnitedHealth Group, Inc.

2.4%

Top Ten Total

30.1%

Health Care

Providers &

“Ten Largest Holdings” exclude any

Services

temporary cash or derivative investments.

21%

Health Care Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INTERNET FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that provide products or services designed for or related to the

Internet.

Inception: May 24, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

IT Services

(% of Total Net Assets)

6%

Other

Cisco Systems, Inc.

9.2%

Commercial

15%

Google, Inc. — Class A

8.0%

Services &

Time Warner, Inc.

6.3%

Supplies

Qualcomm, Inc.

5.8%

9%

Research In Motion Ltd.

5.0%

Amazon.com, Inc.

4.8%

eBay, Inc.

4.5%

Capital

Yahoo!, Inc.

3.8%

Markets

Symantec Corp.

3.2%

13%

Diversified

Qwest Communications International,

Telecommunication

Inc.

3.0%

Services

Top Ten Total

53.6%

Semiconductors &

30%

“Ten Largest Holdings” exclude any

Semiconductor

temporary cash or derivative investments.

Equipment

27%

Internet Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9

FUND PROFILES (Unaudited) (continued)

LEISURE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies in the leisure and entertainment businesses.

Inception: May 22, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Software

5%

Other

Time Warner, Inc.

5.5%

Leisure Equipment

2%

The Walt Disney Co.

4.9%

& Products

10%

McDonald’s Corp.

4.9%

News Corp. — Class A

3.9%

Carnival Corp.

3.3%

MGM Mirage, Inc.

3.1%

Viacom, Inc. — Class B

3.1%

Yum! Brands, Inc.

Media

Hotels, Restaurants

Las Vegas Sands Corp.

2.9%

23%

& Leisure

2.6%

60%

Starbucks Corp.

2.4%

Top Ten Total

36.6%

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

Leisure Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

PRECIOUS METALS FUND

OBJECTIVE:

To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.

Inception: May 29, 1997

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Freeport-McMoRan Copper & Gold,

Inc. — Class B

16.5%

Newmont Mining Corp.

8.9%

Goldcorp, Inc.

8.1%

Metals &

Barrick Gold Corp.

7.1%

Mining

Agnico-Eagle Mines Ltd.

5.4%

3.8%

100%

Yamana Gold, Inc.

4.2%

Gold Fields Ltd. — SP ADR

AngloGold Ashanti Ltd. — SP ADR

3.3%

Silver Wheaton Corp.

3.3%

Kinross Gold Corp.

3.3%

Top Ten Total

63.9%

Precious Metals Fund

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

RETAILING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services,

including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to consumers.

Inception: July 23, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Catalog Retail

Other

Internet &

Wal-Mart Stores, Inc.

6.6%

10%

1%

Home Depot, Inc.

4.2%

CVS Corp.

3.6%

Food &

Target Corp.

3.6%

Staples Retailing

18%

Amazon.com, Inc.

3.2%

Lowe’s Cos., Inc.

3.1%

Walgreen Co.

3.0%

Specialty

Costco Wholesale Corp.

2.5%

Retail

52%

Sears Holdings Corp.

2.3%

Best Buy Co., Inc.

2.1%

Multiline

Top Ten Total

34.2%

Retail

“Ten Largest Holdings” exclude any

19%

temporary cash or derivative investments.

Retailing Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

TECHNOLOGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

Internet Software

(% of Total Net Assets)

Electronic

& Services

Other

Microsoft Corp.

3.5%

Equipment &

7%

1%

International Business Machines Corp.

2.7%

Instruments

Nokia OYJ — SP ADR

2.5%

8%

Software

Cisco Systems, Inc.

2.3%

21%

Apple Computer, Inc.

2.3%

Intel Corp.

Computers &

2.2%

Peripherals

Google, Inc. — Class A

1.9%

Hewlett-Packard Co.

1.9%

Qualcomm, Inc.

1.9%

15%

Semiconductors &

Dell, Inc.

1.8%

Top Ten Total

23.0%

“Ten Largest Holdings” exclude any

IT Services

Semiconductor

Equipment

15%

18%

temporary cash or derivative investments.

Communications

Equipment

Technology Fund

15%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment.

Inception: July 27, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

Diversified

(% of Total Net Assets)

Telecommunication

AT&T, Inc.

8.3%

Services

Vodafone Group PLC — SP ADR

7.5%

24%

Cisco Systems, Inc.

6.8%

Nokia OYJ — SP ADR

6.0%

Verizon Communications, Inc.

5.7%

Communications

America Movil SAB de CV — SP ADR

4.8%

Equipment

Qualcomm, Inc.

4.3%

48%

Sprint Nextel Corp.

4.0%

Telefonaktiebolaget LM Ericsson

— SP ADR

4.0%

Wireless

Research In Motion Ltd.

3.7%

Telecommunication

Services

Top Ten Total

55.1%

temporary cash or derivative investments.

28%

“Ten Largest Holdings” exclude any

Telecommunications Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

TRANSPORTATION FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.

Inception: June 11, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

8.2%

Other

5%

United Parcel Service, Inc. — Class B

Airlines

Union Pacific Corp.

6.8%

17%

FedEx Corp.

6.8%

Burlington Northern Santa Fe Corp.

6.5%

Canadian National Railway Co.

6.3%

Norfolk Southern Corp.

5.5%

CSX Corp.

5.4%

Road & Rail

Southwest Airlines Co.

4.0%

54%

CH Robinson Worldwide, Inc.

3.6%

Expeditors International Washington,

Inc.

3.4%

Air Freight &

Top Ten Total

56.5%

Logistics

24%

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

Transportation Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that operate public utilities.

Inception: May 2, 2001

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings

(% of Total Net Assets)

Gas Utilities

Other

Exelon Corp.

1%

4.2%

3.2%

12%

TXU Corp.

3.4%

Dominion Resources, Inc.

Independent Power

Southern Co.

2.9%

Producers &

Public Service Enterprise Group, Inc.

2.9%

Energy Traders

Entergy Corp.

2.8%

13%

FPL Group, Inc.

2.7%

Electric Utilities

Edison International

2.7%

41%

Duke Energy Corp.

2.7%

PPL Corp.

2.7%

Top Ten Total

30.2%

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

Multi-Utilities

33%

Utilities Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

13

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

BANKING FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Commerce Bancshares, Inc.

983

$

44,530

Wilmington Trust Corp.

1,031

42,797

HSBC Holdings PLC — SP ADR

3,580

$

328,537

Valley National Bancorp†

1,816

40,842

Bank of America Corp.

6,544

319,936

East-West Bancorp, Inc.

1,046

40,668

J.P. Morgan Chase & Co.

6,533

316,524

Bank of Hawaii Corp.

784

40,486

UBS AG — SP ADR

4,840

290,448

Fulton Financial Corp.

2,803

40,419

Wells Fargo & Co.

8,045

282,943

MAF Bancorp, Inc.†

733

39,773

Wachovia Corp.

4,790

245,487

Astoria Financial Corp.

1,565

39,188

Barclays PLC — SP ADR

4,358

243,133

Washington Federal, Inc.

1,580

38,410

Credit Suisse Group — SP ADR

3,339

236,935

Webster Financial Corp.

873

37,251

Fannie Mae

3,433

224,278

Whitney Holding Corp.

1,194

35,939

U.S. Bancorp†

5,748

189,397

IndyMac Bancorp, Inc.†

1,228

35,821

Freddie Mac

2,771

168,200

SVB Financial Group*

672

35,690

Washington Mutual, Inc.†

3,799

161,989

Chittenden Corp.

996

34,810

SunTrust Banks, Inc.

1,685

144,472

Downey Financial Corp.

524

34,574

Countrywide Financial Corp.

3,407

123,844

UCBH Holdings, Inc.†

1,880

34,348

Regions Financial Corp.

3,700

122,470

First Midwest Bancorp, Inc.†

953

33,841

Fifth Third Bancorp

3,079

122,452

Cathay General Bancorp

1,006

33,741

BB&T Corp.

2,962

120,494

FirstMerit Corp.

1,589

33,258

PNC Financial Services Group, Inc.

1,643

117,606

First Community Bancorp

580

33,182

National City Corp.†

3,411

113,654

First Republic Bank

613

32,894

Marshall & Ilsley Corp.†

1,924

91,640

South Financial Group, Inc.

1,410

31,922

KeyCorp

2,643

90,734

UMB Financial Corp.

860

31,708

M&T Bank Corp.

788

84,237

NewAlliance Bancshares, Inc.†

2,142

31,530

Synovus Financial Corp.

2,589

79,482

Greater Bay Bancorp

1,116

31,069

Compass Bancshares, Inc.

1,142

78,775

Investors Bancorp, Inc.*†

2,280

30,620

Comerica, Inc.

1,324

78,738

Trustmark Corp.

1,180

30,515

Sovereign Bancorp, Inc.

3,508

74,159

First Niagara Financial Group, Inc.

2,318

30,366

UnionBanCal Corp.

1,201

71,700

Sterling Financial Corp.

1,041

30,127

Zions Bancorporation

931

71,603

Prosperity Bancshares, Inc.

910

29,812

Commerce Bancorp, Inc.

1,932

71,465

Westamerica Bancorporation†

640

28,314

Hudson City Bancorp, Inc.

5,217

63,752

Umpqua Holding Corp.

1,200

28,212

Huntington Bancshares, Inc.

2,674

60,807

MB Financial Corp.

810

28,139

New York Community Bancorp, Inc.†

3,373

57,408

United Bankshares, Inc.

880

27,984

First Horizon National Corp.

1,419

55,341

Citizens Banking Corp.

1,510

27,633

MGIC Investment Corp.†

966

54,927

Pacific Capital Bancorp

990

26,710

People’s United Financial, Inc.†

3,051

54,094

Alabama National Bancorporation

430

26,591

Popular, Inc.†

3,338

53,642

Hancock Holding Co.

700

26,285

Radian Group, Inc.

983

53,082

Old National Bancorp†

1,560

25,912

Associated Banc-Corp.

1,579

51,633

Glacier Bancorp, Inc.

1,204

24,501

Colonial BancGroup, Inc.

2,022

50,489

United Community Banks, Inc.

930

24,078

TCF Financial Corp.

1,814

50,429

Total Common Stocks

PMI Group, Inc.†

1,127

50,343

City National Corp.

654

49,763

(Cost $5,692,074)

6,819,906

Sky Financial Group, Inc.

1,710

47,641

Cullen/Frost Bankers, Inc.

874

46,733

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

BANKING FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

$

37,336

$

37,336

Total Repurchase Agreement

(Cost $37,336)

37,336

SECURITIES LENDING COLLATERAL 6.0%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

414,102

414,102

Total Securities Lending Collateral

(Cost $414,102)

414,102

Total Investments 106.1%

(Cost $6,143,512)

$ 7,271,344

Liabilities in Excess of

Other Assets – (6.1)%

$

(417,383)

Net Assets – 100.0%

$ 6,853,961

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

BASIC MATERIALS FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

International Flavors & Fragrances,

Inc.

14,730

$

768,022

Rio Tinto PLC — SP ADR†

11,300

$

3,459,156

Reliance Steel & Aluminum Co.

13,428

755,459

Arcelor Mittal†

53,700

3,350,880

Sealed Air Corp.†

24,252

752,297

E.I. du Pont de Nemours and Co.†

46,520

2,365,077

Sonoco Products Co.

17,499

749,132

Alcan, Inc.

28,500

2,317,050

Titanium Metals Corp.*†

22,776

726,554

Monsanto Co.†

33,764

2,280,421

Agnico-Eagle Mines Ltd.

19,900

726,350

Alcoa, Inc.

54,418

2,205,562

Nalco Holding Co.

26,459

726,300

Dow Chemical Co.

49,162

2,173,944

Florida Rock Industries, Inc.†

10,589

714,757

Southern Copper Corp.†

21,765

2,051,569

Commercial Metals Co.

20,892

705,523

Potash Corporation of Saskatchewan

26,100

2,035,017

Airgas, Inc.

14,650

701,735

Freeport-McMoRan Copper &

Crown Holdings, Inc.*

27,813

694,491

Gold, Inc. — Class B

24,153

2,000,351

FMC Corp.†

7,711

689,286

Cemex SA de CV — SP ADR*

51,900

1,915,109

Chaparral Steel Co.

9,550

686,358

Praxair, Inc.†

24,209

1,742,806

Pactiv Corp.*†

21,372

681,553

Barrick Gold Corp.

59,100

1,718,037

Smurfit-Stone Container Corp.*

51,103

680,181

The Mosaic Co.*†

43,660

1,703,613

Steel Dynamics, Inc.†

16,058

672,991

Weyerhaeuser Co.†

19,140

1,510,720

Ashland, Inc.

10,522

672,882

International Paper Co.†

37,854

1,478,199

Cleveland-Cliffs, Inc.†

8,594

667,496

Air Products & Chemicals, Inc.

18,375

1,476,799

Carpenter Technology Corp.

5,024

654,677

Goldcorp, Inc.†

58,200

1,378,758

Cytec Industries, Inc.

9,925

632,917

Nucor Corp.†

23,130

1,356,574

Bemis Co.

19,050

632,079

Newmont Mining Corp.†

34,169

1,334,641

Terra Industries, Inc.*†

24,700

627,874

United States Steel Corp.†

11,711

1,273,571

Albemarle Corp.

16,282

627,345

PPG Industries, Inc.

16,469

1,253,456

Cabot Corp.

12,495

595,762

Rohm & Haas Co.†

22,064

1,206,460

Meridian Gold, Inc.*†

21,400

590,212

Lyondell Chemical Co.

31,192

1,157,847

Valspar Corp.

20,590

584,962

Vulcan Materials Co.†

9,729

1,114,360

Yamana Gold, Inc.†

52,600

584,912

Ecolab, Inc.†

25,880

1,105,076

Scotts Miracle-Gro Co. — Class A†

13,330

572,390

Allegheny Technologies, Inc.

10,520

1,103,338

RPM International, Inc.†

24,430

564,577

IPSCO, Inc.

6,400

1,016,832

Packaging Corporation of America

22,263

563,477

AngloGold Ashanti Ltd. — SP ADR†

26,800

1,013,576

Chemtura Corp.

50,536

561,455

Martin Marietta Materials, Inc.

6,220

1,007,764

AptarGroup, Inc.

15,472

550,184

Gold Fields Ltd. — SP ADR†

63,800

1,001,660

Eagle Materials, Inc.†

11,150

546,908

Celanese Corp.

24,498

950,032

Hercules, Inc.*†

26,248

515,773

MeadWestvaco Corp.†

26,225

926,267

Texas Industries, Inc.†

6,436

504,647

Owens-Illinois, Inc.*

26,263

919,205

Silver Standard Resources, Inc.*†

14,300

491,491

Huntsman Corp.

36,600

889,746

Quanex Corp.

10,054

489,630

Agrium, Inc.

20,100

879,375

H.B. Fuller Co.†

16,080

480,631

Temple-Inland, Inc.

14,260

877,418

Worthington Industries, Inc.

21,912

474,395

AK Steel Holding Corp.*

23,400

874,458

Westlake Chemical Corp.†

16,650

468,198

Ball Corp.†

16,080

854,974

Louisiana-Pacific Corp.†

24,493

463,408

Domtar Corp.*

73,900

824,724

Pan American Silver Corp.*†

17,300

455,509

Harmony Gold Mining Co. Ltd. —

W.R. Grace & Co.*†

17,400

426,126

SP ADR*†

57,600

821,952

RTI International Metals, Inc.*†

5,416

408,204

Sigma-Aldrich Corp.

19,126

816,106

Randgold Resources Ltd. —

Kinross Gold Corp.*†

69,600

812,928

SP ADR†

18,200

403,858

Lubrizol Corp.

12,490

806,229

Total Common Stocks

Eastman Chemical Co.†

12,367

795,569

(Cost $69,726,555)

92,172,755

CF Industries Holdings, Inc.

12,900

772,581

16

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

BASIC MATERIALS FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 27.2%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$25,141,743

$  25,141,743

Total Securities Lending Collateral

(Cost $25,141,743)

25,141,743

Total Investments 126.7%

(Cost $94,868,298)

$ 117,314,498

Liabilities in Excess of

Other Assets – (26.7)%

$  (24,728,649)

Net Assets – 100.0%

$   92,585,849

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

BIOTECHNOLOGY FUND

MARKET

MARKET

SHARES

VALUE

VALUE

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Ligand Pharmaceuticals, Inc. —

Class B

11,910

$

81,941

Genentech, Inc.*

13,472

$

1,019,291

Incyte Corp.*†

13,423

80,538

Amgen, Inc.*†

17,186

950,214

Omrix Biopharmaceuticals, Inc.*†

2,490

78,335

Gilead Sciences, Inc.*

18,530

718,408

Array Biopharma, Inc.*†

6,667

77,804

Celgene Corp.*†

10,022

574,561

Neurocrine Biosciences, Inc.*†

6,550

73,556

Biogen Idec, Inc.*

10,448

558,968

Dendreon Corp.*†

9,500

67,260

Genzyme Corp.*†

7,882

507,601

Momenta Pharmaceuticals, Inc.*†

6,300

63,504

Cephalon, Inc.*

3,614

290,529

Osiris Therapeutics, Inc.*†

4,552

61,498

Amylin Pharmaceuticals, Inc.*†

7,048

290,096

Total Common Stocks

Vertex Pharmaceuticals, Inc.*†

7,992

228,252

Millennium Pharmaceuticals, Inc.*†

19,963

211,009

(Cost $7,556,234)

10,011,849

PDL BioPharma, Inc.*†

8,672

202,058

FACE

ImClone Systems, Inc.*

5,442

192,429

AMOUNT

OSI Pharmaceuticals, Inc.*†

4,967

179,855

SECURITIES LENDING COLLATERAL 43.8%

Digene Corp.*

2,827

169,761

Investment in Securities Lending Short Term

Medarex, Inc.*†

11,651

166,493

Investment Portfolio Held by

BioMarin Pharmaceuticals, Inc.*†

8,848

158,733

U.S. Bank (Note 8)

$4,398,944

4,398,944

Myriad Genetics, Inc.*†

4,198

156,124

Total Securities Lending Collateral

Alexion Pharmaceuticals, Inc.*†

3,424

154,285

(Cost $4,398,944)

4,398,944

United Therapeutics Corp.*†

2,367

150,920

Total Investments 143.3%

Alkermes, Inc.*

9,601

140,175

Onyx Pharmaceuticals, Inc.*†

5,150

138,535

(Cost $11,955,178)

$ 14,410,793

CV Therapeutics, Inc.*†

10,322

136,354

Liabilities in Excess of

Lifecell Corp.*†

4,370

133,460

Other Assets – (43.3)%

$  (4,351,261)

Martek Biosciences Corp.*†

4,700

122,059

Net Assets – 100.0%

$ 10,059,532

Pharmion Corp.*

4,154

120,258

Human Genome Sciences, Inc.*†

13,369

119,251

Cubist Pharmaceuticals, Inc.*†

5,943

117,137

Regeneron Pharmaceuticals, Inc.*†

6,436

115,333

InterMune, Inc.*†

4,441

115,200

Zymogenetics, Inc.*†

7,842

114,572

Tanox, Inc.*†

5,870

113,937

Applera Corp. – Celera Group*†

8,846

109,690

Isis Pharmaceuticals, Inc.*†

11,218

108,590

Angiotech Pharmaceuticals, Inc.*†

14,812

105,313

MannKind Corp.*†

8,517

105,015

Savient Pharmaceuticals, Inc.*†

7,889

97,981

Arena Pharmaceuticals, Inc.*†

8,900

97,811

Seattle Genetics, Inc.*†

9,919

97,305

QLT, Inc.*†

11,656

86,254

Progenics Pharmaceuticals, Inc.*†

3,974

85,719

Geron Corp.*†

12,130

85,395

Alnylam Pharmaceuticals, Inc.*†

5,430

82,482

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

18

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

CONSUMER PRODUCTS FUND

VALUE

MARKET

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.4%

Church & Dwight Co., Inc.

5,600

$

271,376

Bare Escentuals, Inc.*

7,920

270,468

Procter & Gamble Co.

35,029

$

2,143,424

Dean Foods Co.†

8,311

264,872

Coca-Cola Co.

34,419

1,800,458

NBTY, Inc.*

5,522

238,550

Altria Group, Inc.

24,232

1,699,632

Total Common Stocks

PepsiCo, Inc.

25,144

1,630,588

(Cost $23,457,863)

30,080,472

Diageo PLC — SP ADR

14,410

1,200,497

AMOUNT

Anheuser-Busch Cos., Inc.

19,267

1,004,967

FACE

Colgate-Palmolive Co.

13,875

899,794

Cadbury Schweppes PLC —

REPURCHASE AGREEMENT 0.1%

SP ADR

15,990

868,257

Repurchase Agreement (Note 5)

Kimberly-Clark Corp.

12,918

864,085

Lehman Brothers Holdings, Inc.

Kellogg Co.

13,916

720,710

issued 06/29/07 at 4.15%

General Mills, Inc.†

12,190

712,140

due 07/02/07

$

23,397

23,397

Reynolds American, Inc.†

10,894

710,289

Total Repurchase Agreement

Sysco Corp.

21,164

698,200

Kroger Co.

24,757

696,414

(Cost $23,397)

23,397

Archer-Daniels-Midland Co.†

20,896

691,449

SECURITIES LENDING COLLATERAL 12.8%

Kraft Foods, Inc.

18,881

665,555

Investment in Securities Lending Short Term

Avon Products, Inc.

17,026

625,705

Investment Portfolio Held by

H.J. Heinz Co.

13,144

623,946

U.S. Bank (Note 8)

3,855,400

3,855,400

Campbell Soup Co.

15,681

608,580

Total Securities Lending Collateral

ConAgra Foods, Inc.

22,312

599,300

(Cost $3,855,400)

3,855,400

Safeway, Inc.†

17,176

584,499

Coca-Cola Enterprises, Inc.†

24,139

Total Investments 112.3%

579,336

(Cost $27,336,660)

WM Wrigley Jr Co.†

$ 33,959,269

10,358

572,901

Liabilities in Excess of

Sara Lee Corp.

32,625

567,675

SUPERVALU, Inc.

Other Assets – (12.3)%

$

(3,709,387)

11,546

534,811

Bunge, Ltd.

5,940

501,930

Net Assets – 100.0%

$ 30,249,882

Clorox Co.

7,711

478,853

Loews Corp. – Carolina Group

5,876

454,039

Pepsi Bottling Group, Inc.

13,347

449,527

UST, Inc.

8,329

447,351

Hershey Co.†

8,831

447,025

Tyson Foods, Inc. — Class A

18,633

429,304

Energizer Holdings, Inc.*†

4,050

403,380

Molson Coors Brewing Co. —

Class B†

4,257

393,602

Constellation Brands, Inc. —

Class A*†

15,623

379,326

Estee Lauder Cos., Inc. — Class A

7,982

363,261

Brown-Forman Corp. — Class B†

4,930

360,284

Whole Foods Market, Inc.†

8,861

339,376

McCormick & Co., Inc.†

8,714

332,701

Hansen Natural Corp.*

7,720

331,806

J.M. Smucker Co.

5,060

322,120

Smithfield Foods, Inc.*

9,682

298,109

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

ELECTRONICS FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 106.1%

MKS Instruments, Inc.*†

2,798

$

77,505

Semtech Corp.*

4,331

75,056

Intel Corp.

32,508

$

772,390

Formfactor, Inc.*†

1,933

74,034

Texas Instruments, Inc.

12,940

486,932

Rambus, Inc.*†

4,109

73,880

Taiwan Semiconductor Manufacturing

Brooks Automation, Inc.*

3,928

71,293

Co. Ltd. — SP ADR†

41,192

458,470

Cymer, Inc.*†

1,768

71,074

Applied Materials, Inc.†

16,323

324,338

Hittite Microwave Corp.*

1,634

69,821

Nvidia Corp.*

6,617

273,348

Spansion, Inc.*

6,217

69,009

STMicroelectronics NV —

RF Micro Devices, Inc.*†

10,404

64,921

SP ADR†

12,872

247,014

Advanced Energy Industries, Inc.*

2,727

61,794

ASML Holding NV — SP ADR*

8,281

227,313

ATMI, Inc.*

2,010

60,300

MEMC Electronic Materials, Inc.*

3,599

219,971

FEI Co.*†

1,836

59,597

Analog Devices, Inc.

5,817

218,952

Trident Microsystems, Inc.*†

3,152

57,839

Infineon Technologies AG —

Sirf Technology Holdings, Inc.*

2,571

53,323

SP ADR*†

12,963

214,278

Applied Micro Circuits Corp.*

16,437

41,093

KLA-Tencor Corp.†

3,835

210,733

Total Common Stocks

Broadcom Corp. — Class A*†

7,195

210,454

(Cost $6,980,442)

8,604,442

Linear Technology Corp.†

5,750

208,035

AMOUNT

Maxim Integrated Products, Inc.†

6,173

206,240

FACE

Marvell Technology Group Ltd.*†

11,031

200,875

National Semiconductor Corp.†

6,796

192,123

SECURITIES LENDING COLLATERAL 30.4%

Micron Technology, Inc.*†

14,781

185,206

Investment in Securities Lending Short Term

Xilinx, Inc.

6,719

179,868

Investment Portfolio Held by

Altera Corp.†

7,891

174,628

U.S. Bank (Note 8)

$2,465,575

2,465,575

Advanced Micro Devices, Inc.*†

12,134

173,516

Total Securities Lending Collateral

Microchip Technology, Inc.†

4,610

170,754

(Cost $2,465,575)

Lam Research Corp.*†

3,231

166,073

2,465,575

Intersil Corp. — Class A

4,230

133,076

Total Investments 136.5%

(Cost $9,446,017)

$ 11,070,017

Cypress Semiconductor Corp.*†

5,347

124,532

ON Semiconductor Corp.*

10,653

114,200

Liabilities in Excess of

Varian Semiconductor Equipment

Other Assets – (36.5)%

$

(2,961,503)

Associates, Inc.*

2,844

113,931

Net Assets – 100.0%

$

8,108,514

Teradyne, Inc.*

6,329

111,264

Amkor Technology, Inc.*†

7,059

111,179

Novellus Systems, Inc.*

3,704

105,082

Cree, Inc.*†

4,032

104,227

Atmel Corp.*

18,390

102,248

Integrated Device Technology, Inc.*

6,671

101,866

Fairchild Semiconductor International,

Inc.*

5,084

98,223

International Rectifier Corp.*†

2,573

95,870

Silicon Laboratories, Inc.*†

2,535

87,736

LSI Logic Corp.*

11,636

87,386

Atheros Communications, Inc.*†

2,829

87,246

Microsemi Corp.*†

3,474

83,202

Tessera Technologies, Inc.*†

2,042

82,803

PMC – Sierra, Inc.*†

10,298

79,604

Entegris, Inc.*

6,626

78,717

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

ADR — American Depository Receipt.

20

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

ENERGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Newfield Exploration Co.*†

15,873

$

723,015

FMC Technologies, Inc.*

8,897

704,820

Exxon Mobil Corp.

78,095

$

6,550,609

Range Resources Corp.

18,425

689,279

BP PLC — SP ADR†

63,482

4,579,591

Western Refining, Inc.

11,900

687,820

Chevron Corp.

48,633

4,096,844

Rowan Cos., Inc.

16,635

681,702

Royal Dutch Shell PLC — SP ADR

47,423

3,850,748

Denbury Resources, Inc.*

18,080

678,000

ConocoPhillips

44,183

3,468,365

Arch Coal, Inc.†

19,450

676,860

Schlumberger Ltd.†

37,156

3,156,031

Holly Corp.

8,730

647,679

Occidental Petroleum Corp.†

37,842

2,190,295

Tidewater, Inc.†

8,988

637,069

Valero Energy Corp.

27,490

2,030,411

Patterson-UTI Energy, Inc.†

23,825

624,453

Marathon Oil Corp.

33,582

2,013,577

Dresser-Rand Group, Inc.*

15,067

595,147

Canadian Natural Resources Ltd.

28,100

1,864,435

Helmerich & Payne, Inc.†

16,654

589,885

Transocean, Inc.*†

16,932

1,794,453

Overseas Shipholding Group, Inc.

7,228

588,359

Devon Energy Corp.

22,803

1,785,247

Quicksilver Resources, Inc.*†

12,654

564,115

Halliburton Co.

50,538

1,743,561

Helix Energy Solutions Group, Inc.*†

14,116

563,370

Baker Hughes, Inc.

19,783

1,664,344

Cabot Oil & Gas Corp.

15,240

562,051

Apache Corp.

19,488

1,590,026

Superior Energy Services, Inc.*

13,811

551,335

Tenaris SA — SP ADR†

32,300

1,581,408

Plains Exploration & Production Co.*

11,450

547,425

Anadarko Petroleum Corp.

29,684

1,543,271

Unit Corp.*

8,675

545,744

National-Oilwell Varco, Inc.*†

13,499

1,407,136

Oceaneering International, Inc.*

10,258

539,981

XTO Energy, Inc.

23,346

1,403,095

Cimarex Energy Co.

13,480

531,247

Weatherford International Ltd.*

24,697

1,364,262

Pogo Producing Co.†

9,980

506,884

Talisman Energy, Inc.

69,600

1,345,368

Todco — Class A*

10,736

506,847

Cameco Corp.†

26,400

1,339,536

Hanover Compressor Co.*†

19,539

466,005

Williams Cos., Inc.

41,300

1,305,906

St. Mary Land & Exploration Co.

11,878

434,972

Hess Corp.

21,564

1,271,413

SEACOR Holdings, Inc.*†

4,528

422,734

GlobalSantaFe Corp.

17,400

1,257,150

EOG Resources, Inc.†

Total Common Stocks

16,708

1,220,686

Chesapeake Energy Corp.†

34,780

1,203,388

(Cost $69,591,032)

94,675,951

Diamond Offshore Drilling, Inc.†

11,786

1,196,986

FACE

Noble Corp.

11,867

1,157,270

AMOUNT

Nexen, Inc.

37,350

1,155,983

SECURITIES LENDING COLLATERAL 17.6%

Spectra Energy Corp.

44,140

1,145,874

Investment in Securities Lending Short Term

Peabody Energy Corp.†

23,060

1,115,643

Investment Portfolio Held by

El Paso Corp.

62,648

1,079,425

U.S. Bank (Note 8)

$16,751,265

16,751,265

Smith International, Inc.†

18,338

1,075,340

Total Securities Lending Collateral

Murphy Oil Corp.

16,865

1,002,456

Sunoco, Inc.†

11,926

(Cost $16,751,265)

16,751,265

950,264

Noble Energy, Inc.

15,220

949,576

Total Investments 117.1%

Nabors Industries Ltd.*†

27,554

919,753

(Cost $86,342,297)

$ 111,427,216

ENSCO International, Inc.†

14,980

913,930

Liabilities in Excess of

Consol Energy, Inc.

19,440

896,378

Other Assets – (17.1)%

$

(16,282,561)

Cameron International Corp.*†

12,066

862,357

Net Assets – 100.0%

$

95,144,655

Tesoro Corp.

14,860

849,249

Ultra Petroleum Corp.*

15,200

839,648

BJ Services Co.†

29,227

831,216

Southwestern Energy Co.*

18,292

813,994

Pride International, Inc.*†

21,095

790,219

Grant Prideco, Inc.*†

14,439

777,251

Pioneer Natural Resources Co.†

15,210

740,879

Frontier Oil Corp.†

16,548

724,306

*

Non-Income Producing Security.

ADR — American Depository Receipt.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

ENERGY SERVICES FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 1.0%

Repurchase Agreement (Note 5)

Schlumberger Ltd.†

115,862

$

9,841,318

Lehman Brothers Holdings, Inc.

Transocean, Inc.*†

52,657

5,580,589

issued 06/29/07 at 4.15%

Halliburton Co.†

157,411

5,430,679

due 07/02/07

$ 1,051,722

$

1,051,722

Baker Hughes, Inc.

61,737

5,193,934

Tenaris SA — SP ADR†

100,600

4,925,376

Total Repurchase Agreement

(Cost $1,051,722)

1,051,722

National-Oilwell Varco, Inc.*

42,208

4,399,762

Investment in Securities Lending Short Term

Weatherford International Ltd.*†

76,780

4,241,327

SECURITIES LENDING COLLATERAL 27.5%

GlobalSantaFe Corp.

54,200

3,915,950

Diamond Offshore Drilling, Inc.

36,651

3,722,276

Investment Portfolio Held by

Noble Corp.†

36,690

3,578,009

U.S. Bank (Note 8)

28,351,405

28,351,405

Smith International, Inc.†

57,250

3,357,140

Total Securities Lending Collateral

Nabors Industries Ltd.*†

85,897

2,867,242

(Cost $28,351,405)

28,351,405

ENSCO International, Inc.†

46,585

2,842,151

Total Investments 128.0%

Cameron International Corp.*†

37,590

2,686,557

BJ Services Co.†

90,965

2,587,045

(Cost $103,218,989)

$ 132,009,820

Liabilities in Excess of

Pride International, Inc.*†

65,796

2,464,718

Grant Prideco, Inc.*†

44,960

2,420,197

Other Assets – (28.0)%

$  (28,873,684)

FMC Technologies, Inc.*

27,644

2,189,958

Net Assets – 100.0%

$ 103,136,136

Rowan Cos., Inc.

51,796

2,122,600

Tidewater, Inc.†

27,748

1,966,778

Patterson-UTI Energy, Inc.†

74,086

1,941,794

Global Industries Ltd.*

70,734

1,897,086

Dresser-Rand Group, Inc.*

46,995

1,856,302

Helmerich & Payne, Inc.†

51,774

1,833,835

Superior Energy Services, Inc.*

42,951

1,714,604

Unit Corp.*

26,867

1,690,203

Oceaneering International, Inc.*

31,886

1,678,479

Todco — Class A*

33,529

1,582,904

Hanover Compressor Co.*†

60,855

1,451,392

Oil States International, Inc.*†

34,800

1,438,632

Atwood Oceanics, Inc.*†

20,391

1,399,230

W-H Energy Services, Inc.*

22,600

1,399,166

Universal Compression Holdings,

Inc.*

18,700

1,355,189

Tetra Technologies, Inc.*†

48,055

1,355,151

SEACOR Holdings, Inc.*†

13,967

1,303,959

Dril-Quip, Inc.*

27,089

1,217,651

RPC, Inc.

67,929

1,157,510

Total Common Stocks

(Cost $73,815,862)

102,606,693

*

Non-Income Producing Security.

ADR — American Depository Receipt.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

22

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

FINANCIAL SERVICES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.7%

Assurant, Inc.

3,460

$

203,863

Sovereign Bancorp, Inc.

9,588

202,690

J.P. Morgan Chase & Co.

13,614

$

659,598

MBIA, Inc.†

3,210

199,726

Citigroup, Inc.

12,710

651,896

Cincinnati Financial Corp.

4,590

199,206

Bank of America Corp.

12,996

635,375

KIMCO Realty Corp.†

5,190

197,583

HSBC Holdings PLC — SP ADR†

6,570

602,929

SL Green Realty Corp.†

1,549

191,906

UBS AG — SP ADR

9,730

583,897

Capital One Financial Corp.†

2,423

190,060

American International Group, Inc.

7,882

551,977

SLM Corp.

3,252

187,250

Wells Fargo & Co.

14,453

508,312

Franklin Resources, Inc.†

1,410

186,783

Wachovia Corp.†

9,821

503,326

SAFECO Corp.†

2,990

186,157

Credit Suisse Group — SP ADR

6,906

490,050

General Growth Properties, Inc.†

3,513

186,013

Merrill Lynch & Co., Inc.†

5,610

468,884

Developers Diversified Realty Corp.†

3,490

183,958

Goldman Sachs Group, Inc.

2,120

459,510

SunTrust Banks, Inc.†

2,126

182,283

Morgan Stanley

5,130

430,305

Huntington Bancshares, Inc.†

7,987

181,624

U.S. Bancorp†

12,240

403,308

Bank of New York Co., Inc.*

4,360

180,678

MetLife, Inc.†

6,150

396,552

Loews Corp.

3,534

180,163

Freddie Mac

6,110

370,877

Fidelity National Financial, Inc. —

Allstate Corp.†

5,830

358,603

Class A†

7,519

178,200

Barclays PLC — SP ADR†

6,380

355,940

Macerich Co.†

2,130

175,555

American Express Co.

5,366

328,292

AMB Property Corp.†

3,290

175,094

Fannie Mae†

4,938

322,600

Health Care Property Investors, Inc.†

6,010

173,869

Prudential Financial, Inc.

3,200

311,136

First American Corp.

3,500

173,250

Regions Financial Corp.†

8,711

288,334

Charles Schwab Corp.

8,400

172,368

Countrywide Financial Corp.†

7,924

288,038

Legg Mason, Inc.†

1,750

172,165

BB&T Corp.†

7,030

285,981

Apartment Investment &

Washington Mutual, Inc.†

6,642

283,215

Management Co. — Class A†

3,410

171,932

Lincoln National Corp.†

3,960

280,962

MGIC Investment Corp.†

2,990

170,011

National City Corp.†

8,223

273,990

American Capital Strategies, Ltd.†

3,980

169,230

Moody’s Corp.

4,230

263,106

Torchmark Corp.

2,520

168,840

Simon Property Group, Inc.†

2,820

262,373

Regency Centers Corp.†

2,390

168,495

Travelers Cos., Inc.

4,740

253,590

Forest City Enterprises, Inc. —

Principal Financial Group, Inc.

4,310

251,230

Class A

2,730

167,840

Aon Corp.

5,830

248,416

Radian Group, Inc.

3,068

165,672

ProLogis†

4,170

237,273

Popular, Inc.†

10,290

165,360

Hartford Financial Services Group,

American Financial Group, Inc.

4,840

165,286

Inc.†

2,390

235,439

Liberty Property Trust†

3,745

164,518

Marshall & Ilsley Corp.†

4,940

235,292

Federal Realty Investment Trust†

2,120

163,791

CIT Group, Inc.

4,100

224,803

Duke Realty Corp.†

4,590

163,725

Boston Properties, Inc.†

2,200

224,686

PMI Group, Inc.

3,640

162,599

Lehman Brothers Holdings, Inc.†

2,994

223,113

People’s United Financial, Inc.†

9,169

162,566

Host Hotels & Resorts, Inc.†

9,634

222,738

Affiliated Managers Group, Inc.*†

1,260

162,238

Vornado Realty Trust†

2,016

221,438

Hudson City Bancorp, Inc.

13,095

160,021

M&T Bank Corp.

2,068

221,069

Annaly Mortgage Management,

AFLAC, Inc.

4,260

218,964

Inc.†

11,090

159,918

Public Storage, Inc.†

2,838

218,015

Markel Corp.*

330

159,905

E*Trade Financial Corp.*

9,715

214,604

Brookfield Asset Management,

NYSE Euronext†

2,870

211,289

Inc. — Class A†

3,975

158,603

Ambac Financial Group, Inc.†

2,410

210,128

Nasdaq Stock Market, Inc.*†

5,330

158,354

UnumProvident Corp.†

8,020

209,402

Ventas, Inc.†

4,365

158,231

Synovus Financial Corp.†

6,790

208,453

Jefferies Group, Inc.†

5,800

156,484

Commerce Bancorp, Inc.†

5,623

207,995

Weingarten Realty Investors

3,770

154,947

Chubb Corp.

3,830

207,356

The St. Joe Co.†

3,340

154,776

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

FINANCIAL SERVICES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Brown & Brown, Inc.†

6,110

$

153,605

W.R. Berkley Corp.

1,065

$

34,655

Health Care REIT, Inc.†

3,790

152,964

iStar Financial, Inc.

720

31,918

Commerce Bancshares, Inc.

3,360

152,208

SEI Investments Co.

1,044

30,318

UDR, Inc.†

5,770

151,751

Allied Capital Corp.†

810

25,078

Hospitality Properties Trust†

3,650

151,439

New York Community Bancorp, Inc.†

1,460

24,849

Chicago Mercantile Exchange

Old Republic International Corp.

1,042

22,153

Holdings, Inc.

282

150,690

First Horizon National Corp.†

543

21,177

Mack-Cali Realty Corp.

3,460

150,475

CapitalSource, Inc.†

860

21,147

State Street Corp.†

2,170

148,428

City National Corp.

270

20,544

Fifth Third Bancorp†

3,632

144,445

Raymond James Financial, Inc.

650

20,085

Taubman Centers, Inc.

2,900

143,869

Jones Lang LaSalle, Inc.

170

19,295

ACE Ltd.

2,240

140,045

Camden Property Trust

285

19,087

Brandywine Realty Trust†

4,870

139,185

Associated Banc-Corp.

580

18,966

Essex Property Trust, Inc.†

1,160

134,908

Federated Investors, Inc. — Class B

480

18,398

PNC Financial Services Group, Inc.

1,865

133,497

Alexandria Real Estate Equities, Inc.†

170

16,459

Bear Stearns Cos., Inc.†

940

131,600

HCC Insurance Holdings, Inc.†

480

16,037

Progressive Corp.

5,160

123,479

TCF Financial Corp.

460

12,788

Mellon Financial Corp.

2,740

120,560

Colonial BancGroup, Inc.

450

11,237

Marsh & McLennan Cos., Inc.†

3,850

118,888

Protective Life Corp.

230

10,996

Ameriprise Financial, Inc.

1,770

112,519

Rayonier, Inc.

240

10,834

Blackrock, Inc.†

700

109,613

Unitrin, Inc.

220

10,820

XL Capital Ltd.†

1,300

109,577

Sky Financial Group, Inc.

350

9,751

TD Ameritrade Holding Corp.*

5,472

109,440

First Marblehead Corp.

210

8,114

Genworth Financial, Inc. — Class A

2,970

102,168

Cullen/Frost Bankers, Inc.

120

6,416

T. Rowe Price Group, Inc.†

1,960

101,704

Thornburg Mortgage, Inc.†

210

5,499

Reinsurance Group of America, Inc.

1,680

101,203

Total Common Stocks

IntercontinentalExchange, Inc.*†

670

99,060

Archstone-Smith Trust

(Cost $27,055,319)

29,793,082

1,620

95,758

Northern Trust Corp.

1,460

93,790

FACE

Equity Residential†

2,010

91,716

AMOUNT

KeyCorp

2,512

86,237

REPURCHASE AGREEMENT 0.6%

Cbot Holdings, Inc.*

380

78,508

Repurchase Agreement (Note 5)

Comerica, Inc.†

1,260

74,932

Lehman Brothers Holdings, Inc.

Nymex Holdings, Inc.†

590

74,122

issued 06/29/07 at 4.15%

AvalonBay Communities, Inc.†

580

68,950

due 07/02/07

$

166,820

166,820

Leucadia National Corp.†

1,800

63,450

Total Repurchase Agreement

Brookfield Properties Corp.

2,585

62,841

(Cost $166,820)

CB Richard Ellis Group, Inc. —

166,820

Class A*

1,719

62,744

SECURITIES LENDING COLLATERAL 29.0%

A.G. Edwards, Inc.

740

62,567

Investment in Securities Lending Short Term

8,674,107

Investors Financial Services Corp.

980

60,437

Investment Portfolio Held by

Compass Bancshares, Inc.

870

60,013

U.S. Bank (Note 8)

8,674,107

BRE Properties, Inc. — Class A†

980

58,104

Total Securities Lending Collateral

Philadelphia Consolidated Holding

(Cost $8,674,107)

8,674,107

Corp.*

1,160

48,488

Total Investments 129.3%

Zions Bancorporation

630

48,453

UnionBanCal Corp.

810

48,357

(Cost $35,896,246)

$ 38,634,009

Liabilities in Excess of

Plum Creek Timber Co., Inc. (REIT)†

1,150

47,909

Other Assets – (29.3)%

$  (8,744,320)

Janus Capital Group, Inc.†

1,710

47,606

Everest Re Group Ltd.

430

46,715

Net Assets – 100.0%

$ 29,889,689

Eaton Vance Corp.†

930

41,087

Nuveen Investments, Inc. — Class A†

610

37,912

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

REIT — Real Estate Investment Trust.

ADR — American Depository Receipt.

24

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

HEALTH CARE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.4%

King Pharmaceuticals, Inc.*†

19,367

$

396,249

Elan Corp. PLC — SP ADR*

17,510

383,994

Pfizer, Inc.

69,768

$

1,783,968

CIGNA Corp.

7,351

383,869

Johnson & Johnson, Inc.

28,884

1,779,832

Express Scripts, Inc.*

7,616

380,876

GlaxoSmithKline PLC — SP ADR

30,270

1,585,240

Henry Schein, Inc.*†

7,024

375,292

Merck & Co., Inc.

29,685

1,478,313

Shire PLC — SP ADR

5,010

371,391

Novartis AG — SP ADR

25,420

1,425,299

St. Jude Medical, Inc.*

8,906

369,510

Sanofi-Aventis — SP ADR†

33,600

1,353,072

Vertex Pharmaceuticals, Inc.*†

12,573

359,085

AstraZeneca PLC — SP ADR†

22,940

1,226,831

Lincare Holdings, Inc.*

8,865

353,270

Abbott Laboratories

22,617

1,211,140

Mylan Laboratories, Inc.†

19,418

353,213

Genentech, Inc.*

15,418

1,166,526

Sepracor, Inc.*†

8,587

352,239

UnitedHealth Group, Inc.

21,959

1,122,983

Millennium Pharmaceuticals, Inc.*†

31,862

336,781

Eli Lilly & Co.

19,914

1,112,794

ImClone Systems, Inc.*

8,750

309,400

Wyeth

18,077

1,036,535

ResMed, Inc.*†

7,492

309,120

Schering-Plough Corp.

33,684

1,025,341

Biomet, Inc.

6,701

306,370

Bristol-Myers Squibb Co.

29,072

917,512

Quest Diagnostics, Inc.†

5,318

274,675

Alcon, Inc. — SP ADR

6,680

901,199

Coventry Health Care, Inc.*

4,504

259,656

Amgen, Inc.*†

15,708

868,495

C.R. Bard, Inc.

3,109

256,897

Medtronic, Inc.†

16,604

861,084

IMS Health, Inc.

6,275

201,616

Gilead Sciences, Inc.*

22,150

858,756

DENTSPLY International, Inc.

5,166

197,651

Aetna, Inc.

15,744

777,754

Cytyc Corp.*†

4,307

185,675

Cardinal Health, Inc.

10,662

753,164

Intuitive Surgical, Inc.*

1,333

184,980

WellPoint, Inc.*

9,103

726,693

Amylin Pharmaceuticals, Inc.*†

4,426

182,174

Boston Scientific Corp.*

46,620

715,151

DaVita, Inc.*

3,325

179,151

Stryker Corp.†

11,295

712,602

Applera Corp. – Applied Biosystems

Celgene Corp.*†

12,295

704,872

Group

5,656

172,734

Zimmer Holdings, Inc.*

7,725

655,775

Patterson Cos., Inc.*

4,497

167,603

Baxter International, Inc.

11,444

644,755

Endo Pharmaceuticals Holdings, Inc.*

4,807

164,544

McKesson Corp.

10,721

639,400

Covance, Inc.*†

2,363

162,007

Allergan, Inc.

11,024

635,423

Pharmaceutical Product Development,

Genzyme Corp.*†

9,840

633,696

Inc.

4,225

161,691

Becton, Dickinson & Co.

8,360

622,820

Triad Hospitals, Inc.*

2,972

159,775

Teva Pharmaceutical Industries

Hillenbrand Industries, Inc.

2,447

159,055

Ltd. — SP ADR†

15,030

619,988

Varian Medical Systems, Inc.*

3,541

150,528

Thermo Fisher Scientific, Inc.*†

11,764

608,434

Cerner Corp.*†

2,628

145,775

Forest Laboratories, Inc.*

12,102

552,456

Community Health Systems, Inc.*

3,531

142,829

Humana, Inc.*

8,414

512,497

Beckman Coulter, Inc.†

2,180

141,002

Laboratory Corporation of America

Millipore Corp.*†

1,841

138,241

Holdings*

6,429

503,134

Omnicare, Inc.†

3,632

130,970

Medco Health Solutions, Inc.*

6,188

482,602

WellCare Health Plans, Inc.*

1,433

129,701

AmerisourceBergen Corp.

9,606

475,209

Charles River Laboratories

Biogen Idec, Inc.*

8,442

451,647

International, Inc.*

2,478

127,914

Waters Corp.*

7,014

416,351

Kinetic Concepts, Inc.*

2,301

119,583

Cephalon, Inc.*†

5,168

415,456

Respironics, Inc.*

2,626

111,841

Hospira, Inc.*

10,436

407,421

Hologic, Inc.*†

1,670

92,368

Health Net, Inc.*

7,714

407,299

Manor Care, Inc.

6,229

406,691

Total Common Stocks

Barr Pharmaceuticals, Inc.*

(Cost $39,800,008)

8,091

406,411

46,841,307

Dade Behring Holdings, Inc.

7,481

397,391

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

HEALTH CARE FUND

MARKET

AMOUNT

(NOTE 1)

FACE

VALUE

SECURITIES LENDING COLLATERAL 10.0%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$4,736,282

$

4,736,282

Total Securities Lending Collateral

(Cost $4,736,282)

4,736,282

Total Investments 109.4%

(Cost $44,536,290)

$ 51,577,589

Liabilities in Excess of

Other Assets – (9.4)%

$  (4,429,367)

Net Assets – 100.0%

$ 47,148,222

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

ADR — American Depository Receipt.

26

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

INTERNET FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 0.7%

Repurchase Agreement (Note 5)

Cisco Systems, Inc.*

17,678

$

492,332

Lehman Brothers Holdings, Inc.

Google, Inc. — Class A*†

811

424,461

issued 06/29/07 at 4.15%

Time Warner, Inc.

15,987

336,366

due 07/02/07

$

38,926

$

38,926

Qualcomm, Inc.

7,161

310,716

Total Repurchase Agreement

Research In Motion Ltd.*

1,338

267,587

(Cost $38,926)

38,926

Amazon.com, Inc.*†

3,715

254,143

eBay, Inc.*†

7,388

237,746

SECURITIES LENDING COLLATERAL 31.2%

Yahoo!, Inc.*†

7,566

205,266

Investment in Securities Lending Short Term

Symantec Corp.*

8,396

169,599

Investment Portfolio Held by

Qwest Communications International,

U.S. Bank (Note 8)

1,662,674

1,662,674

Inc.*†

16,547

160,506

Total Securities Lending Collateral

Juniper Networks, Inc.*†

6,176

155,450

(Cost $1,662,674)

1,662,674

Sun Microsystems, Inc.*

28,130

147,964

Total Investments 131.4%

Broadcom Corp. — Class A*†

4,420

129,285

(Cost $4,530,545)

$  7,012,817

aQuantive, Inc.*†

1,927

122,943

Liabilities in Excess of

Intuit, Inc.*†

4,063

122,215

Other Assets – (31.4)%

$ (1,676,277)

E*Trade Financial Corp.*

5,160

113,984

VeriSign, Inc.*†

3,579

113,562

Net Assets – 100.0%

$  5,336,540

IAC/InterActiveCorp*†

3,016

104,384

Akamai Technologies, Inc.*†

2,065

100,442

McAfee, Inc.*†

2,694

94,829

BEA Systems, Inc.*†

6,680

91,449

Check Point Software Technologies

Ltd.*†

3,656

83,393

Monster Worldwide, Inc.*†

1,907

78,378

Red Hat, Inc.*†

3,331

74,215

F5 Networks, Inc.*

904

72,862

Ciena Corp.*†

2,001

72,296

CheckFree Corp.*†

1,768

71,074

Priceline.com, Inc.*†

961

66,059

ValueClick, Inc.*†

2,240

65,990

Foundry Networks, Inc.*†

3,765

62,725

HLTH Corp.*†

3,851

53,952

j2 Global Communications, Inc.*†

1,530

53,397

TIBCO Software, Inc.*†

5,682

51,422

Digital River, Inc.*

988

44,707

Palm, Inc.*†

2,734

43,771

RealNetworks, Inc.*

5,240

42,811

United Online, Inc.†

2,496

41,159

CNET Networks, Inc.*†

4,783

39,173

Netflix, Inc.*†

1,976

38,315

EarthLink, Inc.*

4,704

35,139

Websense, Inc.*

1,601

34,021

S1 Corp.*†

3,678

29,387

NetBank, Inc.*

5,621

1,742

Total Common Stocks

(Cost $2,828,945)

5,311,217

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

LEISURE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

THQ, Inc.*†

6,174

$

188,430

Cheesecake Factory, Inc.*†

7,630

187,088

Time Warner, Inc.

61,876

$

1,301,871

Applebee’s International, Inc.

7,720

186,052

The Walt Disney Co.†

34,306

1,171,207

Pinnacle Entertainment, Inc.*

6,389

179,850

McDonald’s Corp.

22,986

1,166,769

Bally Technologies, Inc.*

6,690

176,750

News Corp. — Class A

43,198

916,230

WMS Industries, Inc.*

6,095

175,902

Carnival Corp.

16,230

791,537

Sonic Corp.*

7,790

172,315

MGM Mirage, Inc.*

8,994

741,825

Live Nation, Inc.*†

7,680

171,878

Viacom, Inc. — Class B*

17,460

726,860

Callaway Golf Co.†

9,590

170,798

Las Vegas Sands Corp.*†

9,007

688,045

Take-Two Interactive Software, Inc.*†

8,470

169,146

Yum! Brands, Inc.

19,010

622,007

Ruby Tuesday, Inc.†

6,410

168,775

Starbucks Corp.*†

21,766

571,140

CKE Restaurants, Inc.

8,400

168,588

Harrah’s Entertainment, Inc.

6,629

565,189

Bob Evans Farms, Inc.

4,370

161,035

Starwood Hotels & Resorts Worldwide,

Panera Bread Co. — Class A*†

3,200

147,392

Inc.

8,111

544,005

CEC Entertainment, Inc.*

4,070

143,264

Marriott International, Inc. — Class A

12,510

540,932

CBRL Group, Inc.†

3,290

139,759

Electronic Arts, Inc.*

11,043

522,555

Domino’s Pizza, Inc.

6,190

113,091

International Game Technology, Inc.

12,876

511,177

Citadel Broadcasting Corp.

2,610

16,835

Hilton Hotels Corp.†

14,637

489,900

Eastman Kodak Co.†

15,885

Total Common Stocks

442,080

Royal Caribbean Cruises Ltd.†

(Cost $17,565,496)

23,610,530

FACE

9,990

429,370

Mattel, Inc.†

16,804

424,973

Wynn Resorts Ltd.†

4,619

414,278

AMOUNT

Penn National Gaming, Inc.*†

6,320

379,769

REPURCHASE AGREEMENT 0.2%

Wyndham Worldwide Corp.*

10,450

378,917

Repurchase Agreement (Note 5)

Darden Restaurants, Inc.

8,249

362,874

Lehman Brothers Holdings, Inc.

Tim Hortons, Inc.†

11,140

342,555

issued 06/29/07 at 4.15%

Hasbro, Inc.†

10,553

331,470

due 07/02/07

$

55,261

55,261

Activision, Inc.*†

17,120

319,630

Total Repurchase Agreement

Station Casinos, Inc.†

3,630

315,084

(Cost $55,261)

55,261

Boyd Gaming Corp.

6,030

296,616

Burger King Holdings, Inc.

11,190

294,745

SECURITIES LENDING COLLATERAL 21.5%

Investment Portfolio Held by

CTC Media, Inc.*†

10,810

293,383

Investment in Securities Lending Short Term

Wendy’s International, Inc.

7,807

286,907

Scientific Games Corp. — Class A*†

7,450

260,377

U.S. Bank (Note 8)

5,091,599

5,091,599

Brinker International, Inc.†

8,610

252,015

Total Securities Lending Collateral

Regal Entertainment Group —

(Cost $5,091,599)

5,091,599

Class A

11,250

246,712

Brunswick Corp.†

7,520

245,378

Total Investments 121.2%

Choice Hotels International, Inc.

6,104

241,230

(Cost $22,712,356)

$ 28,757,390

Liabilities in Excess of

Vail Resorts, Inc.*†

3,850

234,349

Oakley, Inc.

8,240

234,016

Other Assets – (21.2)%

$

(5,035,092)

Jack in the Box, Inc.*

3,135

222,397

Net Assets – 100.0%

$ 23,722,298

DreamWorks Animation SKG, Inc. —

Class A*†

7,550

217,742

Gaylord Entertainment Co.*†

3,990

214,024

Polaris Industries, Inc.†

3,912

211,874

Pool Corp.†

5,350

208,810

Ameristar Casinos, Inc.

5,930

206,008

Life Time Fitness, Inc.*†

3,850

204,935

Marvel Entertainment, Inc.*†

7,830

199,508

Warner Music Group Corp.†

13,170

190,307

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

28

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

PRECIOUS METALS FUND

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

FACE

VALUE

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 5)

Freeport-McMoRan Copper &

Lehman Brothers Holdings, Inc.

Gold, Inc. — Class B

98,128

$

8,126,961

issued 06/29/07 at 4.15%

Newmont Mining Corp.†

112,616

4,398,781

due 07/02/07

$

304,371

$

304,371

Goldcorp, Inc.†

168,386

3,989,064

Total Repurchase Agreement

Barrick Gold Corp.

119,983

3,487,906

Agnico-Eagle Mines Ltd.†

72,213

2,635,774

(Cost $304,371)

304,371

Yamana Gold, Inc.†

185,424

2,061,915

SECURITIES LENDING COLLATERAL 34.1%

Gold Fields Ltd. — SP ADR†

119,541

1,876,794

Investment in Securities Lending Short Term

AngloGold Ashanti Ltd. — SP ADR

43,150

1,631,933

Investment Portfolio Held by

Silver Wheaton Corp.*†

138,445

1,618,422

U.S. Bank (Note 8)

16,775,540

16,775,540

Kinross Gold Corp.*†

138,019

1,612,062

Total Securities Lending Collateral

Meridian Gold, Inc.*†

57,243

1,578,762

(Cost $16,775,540)

16,775,540

Harmony Gold Mining Co. Ltd. —

SP ADR*

108,508

1,548,409

Total Investments 134.3%

Pan American Silver Corp.*†

54,883

1,445,069

(Cost $44,940,317)

$

66,087,794

Liabilities in Excess of

Silver Standard Resources, Inc.*†

39,769

1,366,861

Coeur d’Alene Mines Corp.*†

371,333

1,333,085

Other Assets – (34.3)%

$

(16,889,126)

Cia de Minas Buenaventura SA —

Net Assets – 100.0%

$

49,198,668

SP ADR†

33,855

1,268,208

Apex Silver Mines Ltd.*†

55,120

1,112,322

Crystallex International Corp.*†

267,294

1,109,270

Hecla Mining Co.*†

122,788

1,048,610

Iamgold Corp.†

109,230

836,702

Golden Star Resources Ltd.*†

210,761

781,923

Randgold Resources Ltd. —

SP ADR

34,387

763,048

Eldorado Gold Corp.*†

127,773

744,917

Royal Gold, Inc.†

31,034

737,678

Stillwater Mining Co.*†

59,837

658,805

Northgate Minerals Corp*†

213,237

618,387

Novagold Resources, Inc.*†

40,999

616,215

Total Common Stocks

(Cost $27,860,406)

49,007,883

*

Non-Income Producing Security.

ADR — American Depository Receipt.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

RETAILING FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 99.5%

Big Lots, Inc.*†

4,690

$

137,980

Men’s Wearhouse, Inc.†

2,690

137,378

Wal-Mart Stores, Inc.

23,586

$ 1,134,722

Saks, Inc.†

6,410

136,854

Home Depot, Inc.

18,449

725,968

Dillard’s, Inc. — Class A†

3,800

136,534

CVS Corp.

16,838

613,745

Coldwater Creek, Inc.*†

5,444

126,464

Target Corp.

9,593

610,115

BJ’s Wholesale Club, Inc.*

3,430

123,583

Amazon.com, Inc.*†

8,102

554,258

Barnes & Noble, Inc.

3,201

123,142

Lowe’s Cos., Inc.

17,416

534,497

Guitar Center, Inc.*

2,026

121,175

Walgreen Co.

11,770

512,466

Aeropostale, Inc.*

2,881

120,080

Costco Wholesale Corp.†

7,248

424,153

Dick’s Sporting Goods, Inc.*†

2,048

119,132

Sears Holdings Corp.*†

2,332

395,274

AnnTaylor Stores Corp.*†

3,342

118,374

Best Buy Co., Inc.†

7,870

367,293

Circuit City Stores, Inc.†

7,835

118,152

Kohl’s Corp.*

5,164

366,799

OfficeMax, Inc.

3,000

117,900

Macy’s, Inc.

8,616

342,744

United Auto Group, Inc.*

5,510

117,308

The Gap, Inc.

17,185

328,234

Tractor Supply Co.*†

2,204

114,718

Staples, Inc.

13,174

312,619

Payless Shoesource, Inc.*

3,597

113,485

J.C. Penney Co., Inc.†

4,134

299,219

Longs Drug Stores Corp.

2,122

111,447

Liberty Media Corp - Interactive*

12,860

287,164

Rent-A-Center, Inc.*

3,992

104,710

Nordstrom, Inc.†

5,570

284,738

Pacific Sunwear of California, Inc.*

4,671

102,762

TJX Cos., Inc.

10,245

281,738

Bebe Stores, Inc.†

5,910

94,619

Limited Brands, Inc.†

9,749

267,610

Children’s Place Retail Stores, Inc.*†

1,772

91,506

Expedia, Inc.*†

8,735

255,848

Dress Barn, Inc.*†

4,346

89,180

AutoZone, Inc.*†

1,855

253,430

Charming Shoppes, Inc.*

7,740

83,824

Bed Bath & Beyond, Inc.*†

6,635

238,794

Netflix, Inc.*†

4,290

83,183

Sherwin-Williams Co.

3,530

234,639

Total Common Stocks

Genuine Parts Co.

4,720

234,112

Tiffany & Co.†

4,310

228,689

(Cost $11,607,629)

17,054,495

FACE

IAC/InterActiveCorp*†

6,554

226,834

AMOUNT

GameStop Corp. — Class A*

5,482

214,346

Dollar General Corp.

9,760

213,939

REPURCHASE AGREEMENT 0.7%

Office Depot, Inc.*

6,995

211,949

Repurchase Agreement (Note 5)

Abercrombie & Fitch Co. —

Lehman Brothers Holdings, Inc.

Class A

2,696

196,754

issued 06/29/07 at 4.15%

Family Dollar Stores, Inc.

5,700

195,624

due 07/02/07

$

120,000

120,000

CarMax, Inc.*†

7,500

191,250

Total Repurchase Agreement

RadioShack Corp.

5,700

188,898

(Cost $120,000)

120,000

Guess ?, Inc.†

3,840

184,474

SECURITIES LENDING COLLATERAL 23.7%

Dollar Tree Stores, Inc.*

4,131

179,905

Investment in Securities Lending Short Term

AutoNation, Inc.*†

7,968

178,802

American Eagle Outfitters, Inc.

6,914

177,413

Investment Portfolio Held by

O’Reilly Automotive, Inc.*†

4,608

168,422

U.S. Bank (Note 8)

4,055,425

4,055,425

Total Securities Lending Collateral

Advance Auto Parts, Inc.

4,148

168,118

(Cost $4,055,425)

Petsmart, Inc.†

4,055,425

5,106

165,690

Chico’s FAS, Inc.*†

6,782

165,074

Total Investments 123.9%

J. Crew Group, Inc.*†

3,020

163,352

(Cost $15,783,054)

$21,229,920

Ross Stores, Inc.†

5,058

155,786

Liabilities in Excess of

Rite Aid Corp.*†

24,104

153,784

Other Assets – (23.9)%

$ (4,095,757)

Urban Outfitters, Inc.*

6,334

152,206

Net Assets – 100.0%

$17,134,163

Priceline.com, Inc.*†

2,140

147,104

Nutri/System, Inc.*†

2,056

143,591

Williams-Sonoma, Inc.†

4,418

139,520

Foot Locker, Inc.

6,390

139,302

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

30

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

TECHNOLOGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 101.2%

Microchip Technology, Inc.†

6,681

$

247,464

Network Appliance, Inc.*

8,417

245,776

Microsoft Corp.

37,508

$

1,105,361

Applied Materials, Inc.†

12,284

244,083

International Business Machines

Alliance Data Systems Corp.*

3,134

242,195

Corp.†

8,173

860,208

McAfee, Inc.*†

6,661

234,467

Nokia OYJ — SP ADR

27,680

778,085

Accenture Ltd. — Class A

5,420

232,464

Cisco Systems, Inc.*

25,602

713,016

Cadence Design Systems, Inc.*

10,399

228,362

Apple Computer, Inc.*

5,805

708,442

Citrix Systems, Inc.*†

6,777

228,182

Intel Corp.

28,921

687,163

Flextronics International Ltd.*†

21,000

226,800

Google, Inc. — Class A*†

1,155

604,504

BMC Software, Inc.*

7,395

224,068

Hewlett-Packard Co.

13,466

600,853

DST Systems, Inc.*†

2,742

217,194

Qualcomm, Inc.

13,415

582,077

Iron Mountain, Inc.*†

8,214

214,632

Dell, Inc.*

19,941

569,316

Salesforce.com, Inc.*

5,000

214,300

Oracle Corp.*

27,245

536,999

Tellabs, Inc.*

19,831

213,382

eBay, Inc.*†

14,435

464,518

Activision, Inc.*

11,392

212,689

Motorola, Inc.†

26,026

460,660

Compuware Corp.*†

17,869

211,926

SAP AG — SP ADR†

8,310

424,392

Western Digital Corp.*

10,867

210,276

Yahoo!, Inc.*†

15,128

410,423

Affiliated Computer Services, Inc. —

Texas Instruments, Inc.

10,703

402,754

Class A*

3,698

209,751

First Data Corp.

12,267

400,763

Check Point Software Technologies

Infosys Technologies Ltd. —

Ltd.*†

9,150

208,711

SP ADR†

7,750

390,445

Arrow Electronics, Inc.*†

5,351

205,639

Telefonaktiebolaget LM Ericsson —

Jabil Circuit, Inc.

9,279

204,788

SP ADR†

9,710

387,332

Nvidia Corp.*

4,738

195,727

Automatic Data Processing, Inc.

7,878

381,847

Mettler Toledo International, Inc.*

2,049

195,700

Taiwan Semiconductor

Business Objects SA — SP ADR*†

5,020

194,977

Manufacturing Co. Ltd. —

Synopsys, Inc.*

7,356

194,419

SP ADR†

33,667

374,712

Red Hat, Inc.*†

8,704

193,925

Adobe Systems, Inc.*†

8,918

358,058

ON Semiconductor Corp.*

17,740

190,173

Symantec Corp.*†

17,568

354,874

ValueClick, Inc.*†

6,380

187,955

Research In Motion Ltd.*

1,690

337,983

Cognos Inc*

4,710

186,846

EMC Corp.*

18,427

333,529

Equinix, Inc.*†

2,030

185,684

Sun Microsystems, Inc.*

61,078

321,270

Nuance Communications, Inc.*†

11,010

184,197

Corning, Inc.*†

12,398

316,769

Convergys Corp.*

7,563

183,327

Western Union Co.

14,780

307,867

AVX Corp.†

10,945

183,219

MEMC Electronic Materials, Inc.*

4,947

302,361

Molex, Inc.†

6,098

183,001

Electronic Data Systems Corp.

10,901

302,285

Xerox Corp.*

9,849

182,010

Alcatel-Lucent SA — SP ADR†

21,370

299,180

Gartner, Inc. — Class A*

7,174

176,409

CA, Inc.†

11,458

295,960

SAVVIS, Inc.*

3,530

174,770

Linear Technology Corp.†

7,857

284,266

QLogic Corp.*†

10,478

174,459

Broadcom Corp. — Class A*†

9,597

280,712

Juniper Networks, Inc.*†

6,842

172,213

Agilent Technologies, Inc.*

7,274

279,613

Unisys Corp.*

18,839

172,188

Intuit, Inc.*†

9,232

277,699

STMicroelectronics NV —

NCR Corp.*†

5,137

269,898

SP ADR†

8,950

171,750

Nortel Networks Corp.*

11,190

269,119

MasterCard, Inc.†

1,030

170,846

CDW Corp.*

3,033

257,714

Brocade Communications Systems,

Xilinx, Inc.

9,612

257,313

Inc.*

21,340

166,879

Amdocs, Ltd.*

6,450

256,839

Ingram Micro, Inc. — Class A*

7,409

160,849

Cognizant Technology Solutions

LSI Logic Corp.*†

21,095

158,423

Corp. — Class A*

3,406

255,757

Paychex, Inc.†

4,036

157,888

Satyam Computer Services Ltd. —

AU Optronics Corp. — SP ADR†

8,980

154,456

SP ADR

10,250

253,790

Electronic Arts, Inc.*

3,136

148,396

Altera Corp.†

11,316

250,423

ASML Holding NV — SP ADR*

5,370

147,406

Advanced Micro Devices, Inc.*†

17,506

250,336

Analog Devices, Inc.

3,649

137,348

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

TECHNOLOGY FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Autodesk, Inc.*

2,886

$

135,873

REPURCHASE AGREEMENT 2.5%

Avnet, Inc.*†

3,415

135,371

Repurchase Agreement (Note 5)

Infineon Technologies AG —

Lehman Brothers Holdings, Inc.

SP ADR*†

8,100

133,893

issued 06/29/07 at 4.15%

KLA-Tencor Corp.†

2,396

131,660

due 07/02/07

$

788,729

$

788,729

Fidelity National Information

Total Repurchase Agreement

Services, Inc.

2,423

131,520

(Cost $788,729)

788,729

Avaya, Inc.*†

7,696

129,601

SanDisk Corp.*†

2,566

125,580

SECURITIES LENDING COLLATERAL 19.3%

Maxim Integrated Products, Inc.

3,736

124,820

Investment in Securities Lending Short Term

Marvell Technology Group Ltd.*†

6,530

118,911

Investment Portfolio Held by

Computer Sciences Corp.*

2,001

118,359

U.S. Bank (Note 8)

6,087,637

6,087,637

Seagate Technology†

5,410

117,776

Total Securities Lending Collateral

VeriSign, Inc.*†

3,705

117,560

(Cost $6,087,637)

6,087,637

National Semiconductor Corp.†

3,938

111,327

Total Investments 123.0%

Fiserv, Inc.*

1,926

109,397

Micron Technology, Inc.*†

8,474

106,179

(Cost $34,415,850)

$ 38,694,157

Liabilities in Excess of

Solectron Corp.*

28,611

105,288

Other Assets – (23.0)%

$  (7,243,373)

VeriFone Holdings, Inc.*†

2,691

94,858

Lam Research Corp.*

1,706

87,688

Net Assets – 100.0%

$ 31,450,784

Harris Corp.

1,542

84,116

Akamai Technologies, Inc.*

1,670

81,229

Amphenol Corp. — Class A

2,150

76,647

BEA Systems, Inc.*†

4,990

68,313

Intersil Corp. — Class A

1,764

55,495

NAVTEQ Corp.*†

1,230

52,078

Ceridian Corp.*

1,486

52,010

Cypress Semiconductor Corp.*

1,947

45,346

CommScope, Inc.*†

770

44,929

Trimble Navigation Ltd.*

1,370

44,114

F5 Networks, Inc.*

490

39,494

Lexmark International, Inc.*†

789

38,906

Hewitt Associates, Inc. — Class A*

1,110

35,520

Diebold, Inc.

654

34,139

Ciena Corp.*†

920

33,240

Global Payments, Inc.†

836

33,147

Varian Semiconductor Equipment

Associates, Inc.*

813

32,569

Teradyne, Inc.*†

1,806

31,749

CheckFree Corp.*†

788

31,678

Novellus Systems, Inc.*†

964

27,349

Atmel Corp.*

4,754

26,432

Polycom, Inc.*

723

24,293

Novell, Inc.*†

3,100

24,149

Factset Research Systems, Inc.

348

23,786

Integrated Device Technology, Inc.*

1,364

20,828

Anixter International, Inc.*†

220

16,546

JDS Uniphase Corp.*†

943

12,664

International Rectifier Corp.*†

303

11,290

Total Common Stocks

(Cost $27,539,484)

31,817,791

*

Non-Income Producing Security.

ADR — American Depository Receipt.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

32

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

TELECOMMUNICATIONS FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 0.2%

Repurchase Agreement (Note 5)

AT&T, Inc.

112,550

$

4,670,825

Lehman Brothers Holdings, Inc.

Vodafone Group PLC — SP ADR†

125,477

4,219,792

issued 06/29/07 at 4.15%

Cisco Systems, Inc.*

137,667

3,834,026

due 07/02/07

$

101,883

$

101,883

Nokia OYJ — SP ADR

119,574

3,361,225

Total Repurchase Agreement

Verizon Communications, Inc.†

78,391

3,227,357

(Cost $101,883)

America Movil SAB de CV —

101,883

SP ADR†

43,910

2,719,346

SECURITIES LENDING COLLATERAL 27.0%

Qualcomm, Inc.

55,773

2,419,990

Investment in Securities Lending Short Term

Sprint Nextel Corp.†

15,162,184

109,200

2,261,532

Investment Portfolio Held by

Telefonaktiebolaget LM Ericsson —

U.S. Bank (Note 8)

15,162,184

SP ADR†

56,550

2,255,779

Total Securities Lending Collateral

Research In Motion Ltd.*

10,486

2,097,095

(Cost $15,162,184)

15,162,184

Corning, Inc.*†

74,332

1,899,183

Motorola, Inc.†

103,972

1,840,304

Total Investments 126.7%

(Cost $59,954,896)

$

71,126,801

Alcatel-Lucent SA — SP ADR

125,028

1,750,392

Alltel Corp.†

21,541

1,455,095

Liabilities in Excess of

Qwest Communications International,

Other Assets – (26.7)%

$  (14,991,049)

Inc.*†

128,866

1,250,000

Net Assets – 100.0%

$

56,135,752

American Tower Corp. — Class A*

29,362

1,233,204

Juniper Networks, Inc.*†

48,127

1,211,357

NII Holdings, Inc. — Class B*†

13,200

1,065,768

Crown Castle International Corp.*†

26,574

963,839

Avaya, Inc.*†

55,413

933,155

Embarq Corp.

14,669

929,575

Nortel Networks Corp.*

38,010

914,141

Level 3 Communications, Inc.*†

141,340

826,839

Harris Corp.†

14,478

789,775

Leap Wireless International, Inc. —

Class B*

9,050

764,725

Windstream Corp.

51,001

752,775

CenturyTel, Inc.

14,081

690,673

Tellabs, Inc.*

59,462

639,811

Citizens Communications Co.

41,570

634,774

CommScope, Inc.*†

10,595

618,218

F5 Networks, Inc.*†

7,052

568,391

SBA Communications Corp.*†

16,890

567,335

Ciena Corp.*†

15,583

563,014

Telephone & Data Systems, Inc.

8,338

521,709

Polycom, Inc.*

14,788

496,877

Time Warner Telecom, Inc. —

Class A*†

23,570

473,757

JDS Uniphase Corp.*†

32,843

441,081

Total Common Stocks

(Cost $44,690,829)

55,862,734

†

*

Non-Income Producing Security.

ADR — American Depository Receipt.

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

TRANSPORTATION FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 0.4%

Repurchase Agreement (Note 5)

United Parcel Service, Inc. — Class B

26,542

$

1,937,566

Lehman Brothers Holdings, Inc.

Union Pacific Corp.

13,974

1,609,106

issued 06/29/07 at 4.15%

FedEx Corp.†

14,480

1,606,846

due 07/02/07

$

93,395

$

93,395

Burlington Northern Santa Fe Corp.

18,054

1,537,118

Canadian National Railway Co.

29,070

1,480,535

Total Repurchase Agreement

(Cost $93,395)

93,395

Norfolk Southern Corp.

24,522

1,289,122

CSX Corp.

Investment in Securities Lending Short Term

28,250

1,273,510

SECURITIES LENDING COLLATERAL 24.6%

Southwest Airlines Co.†

62,502

931,905

CH Robinson Worldwide, Inc.

16,228

852,295

Investment Portfolio Held by

Expeditors International Washington,

U.S. Bank (Note 8)

5,807,797

5,807,797

Inc.†

19,470

804,111

Total Securities Lending Collateral

AMR Corp.*†

24,007

632,584

(Cost $5,807,797)

5,807,797

UAL Corp.*

14,701

596,714

Total Investments 124.5%

J.B. Hunt Transport Services, Inc.†

19,960

585,227

Florida East Coast Industries, Inc.†

6,460

536,051

(Cost $21,467,989)

$ 29,368,533

Ryder System, Inc.

9,497

510,939

Liabilities in Excess of

Continental Airlines, Inc. — Class B*†

13,924

471,606

Other Assets – (24.5)%

$  (5,786,679)

Kansas City Southern*

12,558

471,427

Net Assets – 100.0%

$ 23,581,854

Avis Budget Group, Inc.*

16,478

468,470

Landstar System, Inc.

9,461

456,493

Laidlaw International, Inc.

12,957

447,664

Alexander & Baldwin, Inc.†

7,882

418,613

Con-way, Inc.

8,218

412,872

Kirby Corp.*

10,542

404,707

EGL, Inc.*

8,676

403,260

JetBlue Airways Corp.*†

33,648

395,364

YRC Worldwide, Inc.*†

10,220

376,096

US Airways Group, Inc.*

12,241

370,535

Knight Transportation, Inc.†

18,808

364,499

Amerco, Inc.*†

4,800

362,400

Werner Enterprises, Inc.†

17,253

347,648

SkyWest, Inc.†

13,248

315,700

American Commercial Lines, Inc.*†

12,020

313,121

Alaska Air Group, Inc.*†

8,799

245,140

Dollar Thrifty Automotive Group,

Inc.*

5,830

238,097

Total Common Stocks

(Cost $15,566,797)

23,467,341

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

34

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

UTILITIES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

UGI Corp.

26,424

$

720,847

Delta & Pine Land Co.†

25,341

718,164

Exelon Corp.

41,379

$

3,004,115

Puget Energy, Inc.

28,283

683,883

TXU Corp.

35,468

2,386,996

Atmos Energy Corp.

22,289

670,007

Dominion Resources, Inc.

26,369

2,275,908

Great Plains Energy, Inc.†

21,612

629,341

Southern Co.†

59,938

2,055,274

Westar Energy, Inc.†

23,609

573,227

Public Service Enterprise Group, Inc.

23,141

2,031,317

PNM Resources, Inc.†

20,461

568,611

Entergy Corp.

18,264

1,960,640

Nicor, Inc.†

12,739

546,758

FPL Group, Inc.†

34,114

1,935,628

ITC Holdings Corp.

13,133

533,594

Edison International†

34,157

1,916,891

Duke Energy Corp.

104,420

1,910,886

Total Common Stocks

PPL Corp.

40,732

1,905,850

(Cost $54,636,792)

70,479,449

FirstEnergy Corp.

29,131

1,885,650

FACE

American Electric Power Co., Inc.

37,931

1,708,412

AMOUNT

Constellation Energy Group, Inc.

19,157

1,669,916

REPURCHASE AGREEMENT 0.5%

Sempra Energy†

27,603

1,634,926

Repurchase Agreement (Note 5)

PG&E Corp.

35,743

1,619,158

Lehman Brothers Holdings, Inc.

AES Corp.*

73,720

1,612,994

issued 06/29/07 at 4.15%

NRG Energy, Inc.*

36,660

1,523,956

due 07/02/07

$

348,629

348,629

Reliant Energy, Inc.*

54,230

1,461,498

Total Repurchase Agreement

Mirant Corp.*

33,410

1,424,936

(Cost $348,629)

348,629

Questar Corp.

26,048

1,376,637

Progress Energy, Inc.†

29,994

1,367,426

SECURITIES LENDING COLLATERAL 21.8%

Consolidated Edison, Inc.†

29,749

1,342,275

Investment in Securities Lending Short Term

Ameren Corp.†

26,885

1,317,634

Investment Portfolio Held by

Allegheny Energy, Inc.*

24,380

1,261,421

U.S. Bank (Note 8)

15,410,348

15,410,348

DTE Energy Co.†

25,500

1,229,610

Total Securities Lending Collateral

KeySpan Corp.†

27,429

1,151,469

(Cost $15,410,348)

15,410,348

Xcel Energy, Inc.†

53,933

1,104,008

Total Investments 121.8%

Oneok, Inc.

20,826

1,049,839

Equitable Resources, Inc.

21,059

1,043,684

(Cost $70,395,769)

$

86,238,426

Liabilities in Excess of

CenterPoint Energy, Inc.†

56,070

975,618

Other Assets – (21.8)%

$  (15,427,311)

Pepco Holdings, Inc.

34,181

963,904

NiSource, Inc.†

44,398

919,483

Net Assets – 100.0%

$

70,811,115

Wisconsin Energy Corp.

20,625

912,244

Northeast Utilities†

30,689

870,340

Energen Corp.

15,705

862,833

Southern Union Co.

26,357

858,975

Energy East Corp.

32,717

853,587

SCANA Corp.

21,845

836,445

Sierra Pacific Resources*

47,325

831,027

Dynegy, Inc. — Class A*

87,344

824,527

Alliant Energy Corp.†

21,165

822,260

CMS Energy Corp.

46,955

807,626

TECO Energy, Inc.†

46,287

795,211

National Fuel Gas Co.†

18,305

792,790

Integrys Energy Group, Inc.

15,438

783,170

Pinnacle West Capital Corp.

19,080

760,338

OGE Energy Corp.

20,362

746,267

AGL Resources, Inc.

17,916

725,240

Aqua America, Inc.†

32,200

724,178

†

*

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

Non-Income Producing Security.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

35

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$ 7,234,008

$117,314,498

$14,410,793

$33,935,872

Repurchase Agreements* (Note 5)

37,336

—

—

23,397

Cash

—

—

—

—

Receivable for Securities Sold (Note 1)

—

1,812,640

723,163

—

Receivable for Fund Shares Sold

104,615

497,820

27,409

180,996

Investment Income Receivable (Note 1)

33,813

73,284

—

63,109

Other Assets

—

—

—

—

Total Assets

7,409,772

119,698,242

15,161,365

34,203,374

LIABILITIES

Payable upon Return of Securities Loaned (Note 8)

414,102

25,141,743

4,398,944

3,855,400

Payable for Securities Purchased (Note 1)

108,891

—

—

—

Payable for Fund Shares Redeemed

—

44,910

205,915

28,410

Investment Advisory Fees Payable (Note 3)

10,814

66,900

7,589

23,409

Transfer Agent and Administrative Fees Payable (Note 3)

3,181

19,677

2,232

6,885

Distribution and Service Fees Payable (Note 3)

3,181

19,677

2,232

6,885

Portfolio Accounting Fees Payable (Note 3)

1,272

7,871

893

2,754

Custody Fees Payable

422

2,361

992

826

Cash Due to Custodian Bank

—

1,760,646

469,650

—

Other Liabilities

13,948

48,608

13,386

28,923

Total Liabilities

555,811

27,112,393

5,101,833

3,953,492

NET ASSETS

$ 6,853,961

$

92,585,849

$10,059,532

$30,249,882

NET ASSETS CONSIST OF

Paid-In Capital

$ 6,707,750

$

71,676,890

$15,255,418

$23,327,275

Undistributed Net Investment Income (Loss)

218,868

221,209

(56,215)

562,859

Accumulated Net Realized Gain (Loss) on Investments

(1,200,489)

(1,758,450)

(7,595,286)

(262,861)

Net Unrealized Appreciation on Investments

1,127,832

22,446,200

2,455,615

6,622,609

NET ASSETS

$ 6,853,961

$

92,585,849

$10,059,532

$30,249,882

SHARES OUTSTANDING

223,939

2,285,817

489,901

785,511

NET ASSET VALUES

$30.61

$40.50

$20.53

$38.51

* The cost of investments is $6,143,512, $94,868,298, $11,955,178, $27,336,660, $9,446,017, $86,342,297, $103,218,989, $35,896,246,

$44,536,290, $4,530,545, $22,712,356 and $44,940,317, respectively.

36

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2007

Electronics

Energy

Financial

Health

Precious

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$11,070,017

$111,427,216

$130,958,098

$38,467,189

$51,577,589

$ 6,973,891

$28,702,129

$ 65,783,423

—

—

1,051,722

166,820

—

38,926

55,261

304,371

—

—

—

1,454

—

—

1,506

—

344,729

1,540,127

—

—

—

313,204

277,781

1,311,801

81

15,908

2,181,121

1,305

122,728

24,712

—

4,428

10,881

38,779

41,147

56,379

53,025

14

7,404

4,045

—

—

—

—

446,252

—

—

—

11,425,708

113,022,030

134,232,088

38,693,147

52,199,594

7,350,747

29,044,081

67,408,068

2,465,575

16,751,265

28,351,405

8,674,107

4,736,282

1,662,674

5,091,599

16,775,540

—

—

2,561,844

—

—

—

—

—

344,159

483,419

5,245

60,521

19,205

337,884

176,064

1,320,248

5,303

65,900

70,913

21,405

34,027

3,815

17,675

34,545

1,560

19,382

20,857

6,296

10,008

1,122

5,198

11,515

1,560

19,382

20,857

6,296

10,008

1,122

5,198

11,515

624

7,753

8,343

2,518

4,003

449

2,079

4,606

187

2,326

2,815

779

1,461

249

624

1,586

489,289

470,991

—

—

199,156

—

—

—

8,937

56,957

53,673

31,536

37,222

6,892

23,346

49,845

3,317,194

17,877,375

31,095,952

8,803,458

5,051,372

2,014,207

5,321,783

18,209,400

$

8,108,514

$

95,144,655

$103,136,136

$29,889,689

$47,148,222

$ 5,336,540

$23,722,298

$ 49,198,668

$17,289,659

$

64,420,603

$

73,610,926

$25,377,483

$40,726,028

$ 4,425,570

$17,897,555

$ 41,842,863

(14,620)

(70,676)

(194,682)

207,249

102,033

(50,803)

(35,297)

(196,069)

(10,790,525)

5,709,809

929,061

1,567,194

(721,138)

(1,520,499)

(184,994)

(13,595,603)

1,624,000

25,084,919

28,790,831

2,737,763

7,041,299

2,482,272

6,045,034

21,147,477

$

8,108,514

$

95,144,655

$103,136,136

$29,889,689

$47,148,222

$ 5,336,540

$23,722,298

$ 49,198,668

531,531

2,396,318

2,721,491

940,868

1,556,560

299,129

888,239

3,947,009

$15.26

$39.70

$37.90

$31.77

$30.29

$17.84

$26.71

$12.46

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

37

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

Retailing

Telecom-

Trans-

Technology

munications

portation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$21,109,920

$37,905,428

$71,024,918

$29,275,138

Repurchase Agreements* (Note 5)

120,000

788,729

101,883

93,395

Cash

—

2,594

15,758

—

Receivable for Securities Sold (Note 1)

—

—

—

842,771

Receivable for Fund Shares Sold

—

2,502,780

1,937,647

—

Investment Income Receivable (Note 1)

6,750

17,096

118,197

20,845

Total Assets

21,236,670

41,216,627

73,198,403

30,232,149

LIABILITIES

Payable upon Return of Securities Loaned (Note 8)

4,055,425

6,087,637

15,162,184

5,807,797

Payable for Securities Purchased (Note 1)

—

3,629,269

1,808,157

—

Payable for Fund Shares Redeemed

7,035

60

259

785,820

Investment Advisory Fees Payable (Note 3)

12,259

17,464

36,951

17,384

Transfer Agent and Administrative Fees Payable (Note 3)

3,606

5,136

10,868

5,113

Distribution and Service Fees Payable (Note 3)

3,606

5,136

10,868

5,113

Portfolio Accounting Fees Payable (Note 3)

1,442

2,055

4,347

2,045

Custody Fees Payable

433

667

1,304

614

Other Liabilities

18,701

18,419

27,713

26,409

Total Liabilities

4,102,507

9,765,843

17,062,651

6,650,295

NET ASSETS

$17,134,163

$31,450,784

$56,135,752

$23,581,854

NET ASSETS CONSIST OF

Paid-In Capital

$12,094,920

$ 28,261,350

$46,805,793

$16,183,486

Undistributed Net Investment Income (Loss)

(92,203)

(108,695)

57,648

(106,868)

Accumulated Net Realized Loss on Investments

(315,420)

(980,178)

(1,899,594)

(395,308)

Net Unrealized Appreciation on Investments

5,446,866

4,278,307

11,171,905

7,900,544

NET ASSETS

$17,134,163

$31,450,784

$56,135,752

$23,581,854

SHARES OUTSTANDING

543,244

1,913,788

2,208,809

619,775

NET ASSET VALUES

$31.54

$16.43

$25.41

$38.05

* The cost of investments is $15,783,054, $34,415,850, $59,954,896, $21,467,989 and $70,395,769, respectively.

38

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2007

Fund

Utilities

$85,889,797

348,629

—

967,887

113,576

148,500

87,468,389

15,410,348

—

1,085,948

59,153

17,398

17,398

6,959

2,088

57,982

16,657,274

$70,811,115

$54,394,529

807,629

(233,700)

15,842,657

$70,811,115

2,959,510

$23.93

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

39

STATEMENTS OF OPERATIONS (Unaudited)

Basic

Banking

Materials

technology

Products

Bio-

Consumer

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

1,841

$

8,343

$

1,611

$

3,851

Income from Securities Lending, net (Note 8)

2,373

14,363

9,354

3,685

Dividends, Net of Foreign Tax Withheld* (Note 1)

291,897

693,179

18,875

539,476

Total Income

296,111

715,885

29,840

547,012

EXPENSES

Investment Advisory Fees (Note 3)

74,684

314,660

45,201

157,116

Transfer Agent and Administrative Fees (Note 3)

21,966

92,547

13,294

46,210

Audit and Outside Services

6,303

14,616

8,778

12,839

Portfolio Accounting Fees (Note 3)

8,786

37,019

5,318

18,484

Trustees’ Fees**

864

2,650

840

1,803

Service Fees (Note 3)

21,966

92,547

13,294

46,210

Custody Fees

2,379

9,742

2,206

5,141

Miscellaneous

4,001

29,676

(2,876)

8,961

Total Expenses

140,949

593,457

86,055

296,764

Net Investment Income (Loss)

155,162

122,428

(56,215)

250,248

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain on:

Investment Securities

599,006

1,815,788

585,864

2,220,443

Total Net Realized Gain

599,006

1,815,788

585,864

2,220,443

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(1,648,830)

10,998,465

(684,104)

(350,190)

Net Change in Unrealized Appreciation (Depreciation)

(1,648,830)

10,998,465

(684,104)

(350,190)

Net Gain (Loss) on Investments

(1,049,824)

12,814,253

(98,240)

1,870,253

Net Increase (Decrease) in Net Assets from Operations

$

(894,662)

$12,936,681

$(154,455)

$2,120,501

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

*

Foreign tax withheld of $11,020, $5,624, $0, $0, $3,103, $11,217, $0, $7,611, $8,533, $0, $0, and $8,633, respectively.

40

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2007

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Energy

Financial

Health

Precious

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

1,116

$

7,699

$

8,780

$

4,602

$

5,180

$

1,009

$

4,633

$

8,127

736

8,517

14,672

10,002

3,397

1,158

8,093

16,533

31,104

411,918

252,586

497,661

465,536

6,570

239,812

200,523

32,956

428,134

276,038

512,265

474,113

8,737

252,538

225,183

25,227

264,115

249,209

182,223

196,971

31,430

152,562

210,062

7,420

77,681

73,297

53,595

57,933

9,244

44,871

70,021

6,282

28,156

25,715

13,562

16,885

3,847

8,440

25,243

2,968

31,072

29,319

21,438

23,173

3,698

17,949

28,008

549

3,206

2,871

2,087

2,282

458

1,569

2,989

7,420

77,681

73,297

53,595

57,933

9,244

44,871

70,021

824

8,382

8,482

5,557

6,557

1,196

4,612

8,149

(3,114)

8,517

8,530

11,794

10,346

423

12,961

6,759

47,576

498,810

470,720

343,851

372,080

59,540

287,835

421,252

(14,620)

(70,676)

(194,682)

168,414

102,033

(50,803)

(35,297)

(196,069)

191,219

8,690,372

3,359,947

1,013,379

1,770,299

342,530

1,503,413

2,159,723

191,219

8,690,372

3,359,947

1,013,379

1,770,299

342,530

1,503,413

2,159,723

293,876

1,089,876

10,875,860

(1,742,649)

756,842

162,663

(795,395)

(3,227,637)

293,876

1,089,876

10,875,860

(1,742,649)

756,842

162,663

(795,395)

(3,227,637)

485,095

9,780,248

14,235,807

(729,270)

2,527,141

505,193

708,018

(1,067,914)

$470,475

$9,709,572

$14,041,125

$

(560,856)

$2,629,174

$454,390

$

672,721

$(1,263,983)

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

41

STATEMENTS OF OPERATIONS

(Unaudited) (concluded)

Retailing

Technology

munications

portation

Telecom-

Trans-

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

3,146

$

3,151

$

4,622

$

4,805

Income from Securities Lending, net (Note 8)

4,483

2,365

6,163

3,930

Dividends, Net of Foreign Tax Withheld* (Note 1)

97,882

78,347

370,497

133,082

Total Income

105,511

83,863

381,282

141,817

EXPENSES

Investment Advisory Fees (Note 3)

104,738

102,106

171,457

131,777

Transfer Agent and Administrative Fees (Note 3)

30,805

30,031

50,429

38,758

Audit and Outside Services

8,246

7,932

9,718

13,164

Portfolio Accounting Fees (Note 3)

12,322

12,013

20,171

15,503

Trustees’ Fees**

1,213

1,115

1,612

1,698

Service Fees (Note 3)

30,805

30,031

50,429

38,758

Custody Fees

3,309

3,264

5,592

4,043

Miscellaneous

6,276

6,066

14,226

4,984

Total Expenses

197,714

192,558

323,634

248,685

Net Investment Income (Loss)

(92,203)

(108,695)

57,648

(106,868)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain on:

Investment Securities

1,723,547

1,100,038

1,328,334

2,934,864

Total Net Realized Gain

1,723,547

1,100,038

1,328,334

2,934,864

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(144,739)

1,347,655

4,026,265

(309,394)

Net Change in Unrealized Appreciation (Depreciation)

(144,739)

1,347,655

4,026,265

(309,394)

Net Gain on Investments

1,578,808

2,447,693

5,354,599

2,625,470

Net Increase in Net Assets from Operations

$1,486,605

$2,338,998

$5,412,247

$2,518,602

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

*

Foreign tax withheld of $0, $7,418, $13,874, $901, and $0, respectively.

42

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2007

Utilities

Fund

$

9,276

8,814

1,258,368

1,276,458

371,319

109,212

18,901

43,685

3,335

109,212

11,559

32,841

700,064

576,394

1,674,713

1,674,713

3,251,899

3,251,899

4,926,612

$ 5,503,006

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

43

STATEMENTS OF CHANGES IN NET ASSETS

Banking Fund

Basic Materials Fund

Ended

Ended

Ended

Ended

Period

Year

Period

Year

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

FROM OPERATIONS

Net Investment Income (Loss)

$

155,162

$

244,749

$

122,428

$

413,490

Net Realized Gain (Loss) on Investments

599,006

(81,922)

1,815,788

(1,526,414)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(1,648,830)

1,594,484

10,998,465

7,071,428

Net Increase (Decrease) in Net Assets from Operations

(894,662)

1,757,311

12,936,681

5,958,504

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(400,775)

—

(461,631)

Realized Gain on Investments

—

—

—

(668,570)

Total Distributions to Shareholders

—

(400,775)

—

(1,130,201)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

17,121,939

56,465,015

92,739,030

126,002,457

Value of Shares Purchased through Dividend Reinvestment

—

400,775

—

1,130,201

Cost of Shares Redeemed

(33,721,717)

(48,453,716)

(71,711,827)

(101,656,305)

Net Increase (Decrease) in Net Assets From Share Transactions

(16,599,778)

8,412,074

21,027,203

25,476,353

Net Increase (Decrease) in Net Assets

(17,494,440)

9,768,610

33,963,884

30,304,656

NET ASSETS—BEGINNING OF PERIOD

24,348,401

14,579,791

58,621,965

28,317,309

NET ASSETS—END OF PERIOD

$

6,853,961

$

24,348,401

$ 92,585,849

$

58,621,965

Undistributed Net Investment Income (Loss)—End of Period

$

218,868

$

63,706

$

221,209

$

98,781

†

Unaudited.

44

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Biotechnology Fund

Consumer Products Fund

Electronics Fund

Energy Fund

Period

Year

Period

Year

Period

Year

Period

Year

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

2007†

2006

2007†

2006

2007†

2006

2007†

2006

$

(56,215)

$

(387,888)

$

250,248

$

488,856

$

(14,620)

$

(221,839)

$

(70,676)

$

(242,437)

585,864

(1,311,771)

2,220,443

(453,196)

191,219

(5,336,688)

8,690,372

7,402,486

(684,104)

(1,248,519)

(350,190)

5,348,010

293,876

66,493

1,089,876

(221,636)

(154,455)

(2,948,178)

2,120,501

5,383,670

470,475

(5,492,034)

9,709,572

6,938,413

—

—

—

(304,159)

—

—

—

—

—

—

—

(362,611)

—

—

—

(18,089,879)

—

—

—

(666,770)

—

—

—

(18,089,879)

42,036,250

101,241,326

35,124,962

107,976,426

47,895,514

115,099,952

100,956,970

151,331,360

—

—

—

666,770

—

—

—

18,089,879

(42,576,460)

(123,624,888)

(50,002,619)

(92,529,674)

(44,113,065)

(114,058,438)

(85,711,564)

(171,517,424)

(540,210)

(22,383,562)

(14,877,657)

16,113,522

3,782,449

1,041,514

15,245,406

(2,096,185)

(694,665)

(25,331,740)

(12,757,156)

20,830,422

4,252,924

(4,450,520)

24,954,978

(13,247,651)

10,754,197

36,085,937

43,007,038

22,176,616

3,855,590

8,306,110

70,189,677

83,437,328

$

10,059,532

$

10,754,197

$

30,249,882

$

43,007,038

$

8,108,514

$

3,855,590

$

95,144,655

$

70,189,677

$

(56,215)

$

—

$

562,859

$

312,611

$

(14,620)

$

—

$

(70,676)

$

—

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

45

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Energy Services Fund

Financial Services Fund

Ended

Period

Year

Period

Year

June 30,

December 31,

June 30,

December 31,

Ended

Ended

Ended

2007†

2006

2007†

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

(194,682)

$

(838,689)

$

168,414

$

302,842

Net Realized Gain (Loss) on Investments

3,359,947

9,657,085

1,013,379

3,185,263

Net Change in Unrealized Appreciation (Depreciation) on Investments

10,875,860

(6,692,881)

(1,742,649)

2,469,827

Net Increase (Decrease) in Net Assets from Operations

14,041,125

2,125,515

(560,856)

5,957,932

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

—

—

(551,120)

Realized Gain on Investments

—

(6,569,274)

—

(1,965,220)

Total Distributions to Shareholders

—

(6,569,274)

—

(2,516,340)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

107,028,595

179,186,685

25,854,627

85,868,908

Value of Shares Purchased through Dividend Reinvestment

—

6,569,274

—

2,516,340

Cost of Shares Redeemed

(61,843,805)

(217,123,691)

(45,594,382)

(78,476,024)

Net Increase (Decrease) in Net Assets From Share Transactions

45,184,790

(31,367,732)

(19,739,755)

9,909,224

Net Increase (Decrease) in Net Assets

59,225,915

(35,811,491)

(20,300,611)

13,350,816

NET ASSETS—BEGINNING OF PERIOD

43,910,221

79,721,712

50,190,300

36,839,484

NET ASSETS—END OF PERIOD

$103,136,136

$

43,910,221

$

29,889,689

$ 50,190,300

Undistributed Net Investment Income (Loss)—End of Period

$

(194,682)

$

—

$

207,249

$

38,835

†

Unaudited.

46

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Health Care Fund

Internet Fund

Leisure Fund

Precious Metals Fund

Ended

Ended

Ended

Period

Year

Period

Ended

Ended

Ended

Ended

Ended

Year

Period

Year

Period

Year

June 30,

2007†

2006

2007†

2006

2007†

2006

2007†

2006

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

$

102,033

$

(242,781)

$

(50,803)

$

(132,769)

$

(35,297)

$

(14,750)

$

(196,069)

$

(199,783)

1,770,299

2,083,105

342,530

1,298,775

1,503,413

(280,600)

2,159,723

(158,248)

756,842

(284,078)

162,663

(96,412)

(795,395)

4,863,439

(3,227,637)

6,543,672

2,629,174

1,556,246

454,390

1,069,594

672,721

4,568,089

(1,263,983)

6,185,641

—

—

—

—

—

—

—

—

—

(1,655,023)

—

—

—

(1,244,064)

—

—

—

(1,655,023)

—

—

—

(1,244,064)

—

—

46,715,745

99,583,702

18,400,238

49,845,898

22,428,911

65,902,349

98,129,658

202,255,388

—

1,655,023

—

—

—

1,244,064

—

—

(43,021,954)

(112,006,276)

(22,898,643)

(62,493,795)

(37,078,308)

(46,732,242)

(110,577,046)

(213,772,035)

3,693,791

(10,767,551)

(4,498,405)

(12,647,897)

(14,649,397)

20,414,171

(12,447,388)

(11,516,647)

6,322,965

(10,866,328)

(4,044,015)

(11,578,303)

(13,976,676)

23,738,196

(13,711,371)

(5,331,006)

40,825,257

51,691,585

9,380,555

20,958,858

37,698,974

13,960,778

62,910,039

68,241,045

$ 47,148,222

$ 40,825,257

$

5,336,540

$

9,380,555

$

23,722,298

$ 37,698,974

$ 49,198,668

$ 62,910,039

$

102,033

$

—

$

(50,803)

$

—

$

(35,297)

$

—

$

(196,069)

$

—

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

47

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Retailing Fund

Technology Fund

Ended

Ended

Ended

Ended

Period

Year

Period

Year

June 30,

2007†

2006

2007†

2006

December 31,

June 30,

December 31,

FROM OPERATIONS

Net Investment Income (Loss)

$

(92,203)

$

(76,910)

$

(108,695)

$

(230,779)

Net Realized Gain (Loss) on Investments

1,723,547

69,862

1,100,038

1,022,806

Net Change in Unrealized Appreciation (Depreciation) on Investments

(144,739)

2,141,712

1,347,655

39,358

Net Increase (Decrease) in Net Assets from Operations

1,486,605

2,134,664

2,338,998

831,385

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

—

—

—

Realized Gain on Investments

—

(787,401)

—

—

Total Distributions to Shareholders

—

(787,401)

—

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

18,368,604

61,809,702

36,192,161

73,893,194

Value of Shares Purchased through Dividend Reinvestment

—

787,401

—

—

Cost of Shares Redeemed

(31,027,416)

(53,253,592)

(30,295,648)

(70,654,267)

Net Increase (Decrease) in Net Assets From Share Transactions

(12,658,812)

9,343,511

5,896,513

3,238,927

Net Increase (Decrease) in Net Assets

(11,172,207)

10,690,774

8,235,511

4,070,312

NET ASSETS—BEGINNING OF PERIOD

28,306,370

17,615,596

23,215,273

19,144,961

NET ASSETS—END OF PERIOD

$ 17,134,163

$ 28,306,370

$ 31,450,784

$

23,215,273

Undistributed Net Investment Income (Loss)—End of Period

$

(92,203)

$

—

$

(108,695)

$

—

†

Unaudited.

48

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Telecommunications Fund

Transportation Fund

Utilities Fund

Period

Year

Period

Year

Period

Year

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

Ended

Ended

Ended

Ended

Ended

Ended

2007†

2006

2007†

2006

2007†

2006

$

57,648

$

189,827

$

(106,868)

$

(278,072)

$

576,394

$

798,197

1,328,334

(564,196)

2,934,864

(1,939,146)

1,674,713

1,047,225

4,026,265

3,515,223

(309,394)

1,698,672

3,251,899

7,548,217

5,412,247

3,140,854

2,518,602

(518,546)

5,503,006

9,393,639

—

(377,386)

—

—

—

(1,439,819)

—

(369,517)

—

—

—

(638,278)

—

(746,903)

—

—

—

(2,078,097)

60,850,896

90,834,218

39,761,279

109,748,402

94,417,431

124,654,699

—

746,903

—

—

—

2,078,097

(43,464,625)

(77,535,729)

(48,247,244)

(111,058,172)

(100,827,968)

(102,273,074)

17,386,271

14,045,392

(8,485,965)

(1,309,770)

(6,410,537)

24,459,722

22,798,518

16,439,343

(5,967,363)

(1,828,316)

(907,531)

31,775,264

33,337,234

16,897,891

29,549,217

31,377,533

71,718,646

39,943,382

$

56,135,752

$

33,337,234

$

23,581,854

$

29,549,217

$

70,811,115

$

71,718,646

$

57,648

$

—

$

(106,868)

$

—

$

807,629

$

231,235

THE

RYDEX

VARIABLE TRUST SEMI-ANNUAL REPORT

|

49

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

(Decrease)

Net Increase

VALUE,

NET ASSET

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

June 30, 2007Δ

$32.44

$

.28

$ (2.11)

$ (1.83)

$

—

$

—

$

—

$ (1.83)

$ 30.61

(5.64)%

1.61%*

1.77%*

109%

$

6,854

Banking Fund

December 31, 2005

36.29

.44

(1.52)

(1.08)

(.49)

(5.03)

(5.52)

(6.60)

29.69

(2.77)%

1.58%

1.34%

532%

14,580

December 31, 2006

29.69

.44

2.89

3.33

(.58)

—

(.58)

2.75

32.44

11.25%

1.59%

1.42%

259%

24,348

December 31, 2004

December 31, 2003

24.95

.36

7.52

7.88

(.33)

—

(.33)

7.55

32.50

31.74%

1.65%

1.24%

1,268%

17,115

32.50

.35

4.38

4.73

(.11)

(.83)

(.94)

3.79

36.29

14.74%

1.59%

1.02%

884%

21,920

December 31, 2002

25.21

.28

(.47)

(.19)

(.07)

—

(.07)

(.26)

24.95

(0.78)%

1.67%

1.10%

1,813%

5,008

June 30, 2007Δ

33.33

Basic Materials Fund

December 31, 2006

27.87

.32

5.90

6.22

(.31)

(.45)

(.76)

5.46

33.33

22.29%

1.60%

1.02%

225%

58,622

.06

7.11

7.17

—

—

—

7.17

40.50

21.51%

1.60%*

0.33%*

112%

92,586

December 31, 2004

27.69

December 31, 2005

32.66

.09

5.58

5.67

(.01)

(.69)

(.70)

4.97

32.66

20.83%

1.59%

0.30%

725%

46,162

.12

.80

.92

(.13)

(5.58)

(5.71)

(4.79)

27.87

4.04%

1.57%

0.41%

364%

28,317

December 31, 2003

21.07

.04

December 31, 2002

24.21

.09

(3.17)

(3.08)

(.06)

—

(.06)

(3.14)

21.07

(12.75)%

1.75%

0.38%

1,848%

901

6.59

6.63

(.01)

—

(.01)

6.62

27.69

31.46%

1.67%

0.17%

1,175%

44,561

June 30, 2007Δ

Biotechnology Fund

20.66

(.11)

(.02)

(.13)

—

—

—

(.13)

20.53

(0.63)%

1.62%*

(1.06)%*

393%

10,060

December 31, 2005

19.31

(.31)

2.37

2.06

—

—

—

2.06

21.37

10.67%

1.66%

(1.59)%

652%

36,086

December 31, 2006

21.37

(.32)

(.39)

(.71)

—

—

—

(.71)

20.66

(3.32)%

1.59%

(1.48)%

379%

10,754

December 31, 2003

13.44

(.28)

5.94

5.66

—

—

—

5.66

19.10

42.11%

1.64%

(1.61)%

1,475%

12,557

December 31, 2004

19.10

(.29)

.50

.21

—

—

—

.21

19.31

1.10%

1.59%

(1.51)%

1,169%

6,588

December 31, 2002

24.67

(.28)

(10.91)

(11.19)

—

(.04)

(.04)

(11.23)

13.44

(45.35)%

1.79%

(1.76)%

3,483%

3,575

June 30, 2007Δ

Consumer Products Fund

December 31, 2006

31.63

.48

5.03

5.51

(.27)

(.32)

(.59)

4.92

36.55

17.42%

1.59%

1.41%

219%

43,007

36.55

.25

1.71

1.96

—

—

—

1.96

38.51

5.36%

1.61%*

1.36%*

99%

30,250

December 31, 2004

29.39

.11

3.78

3.89

(.01)

(.32)

(.33)

3.56

32.95

13.30%

1.59%

0.36%

730%

24,433

December 31, 2005

32.95

.14

(.26)

(.12)

(.17)

(1.03)

(1.20)

(1.32)

31.63

(0.40)%

1.58%

0.42%

357%

22,177

December 31, 2003

24.36

.01

December 31, 2002

25.32

.04

(.95)

(.91)

(.01)

(.04)

(.05)

(.96)

24.36

(3.61)%

1.72%

0.18%

985%

6,153

5.29

5.30

(.02)

(.25)

(.27)

5.03

29.39

21.86%

1.63%

0.12%

936%

8,818

June 30, 2007Δ

Electronics Fund

December 31, 2006

13.68

(.15)

.49

.34

—

—

—

.34

14.02

2.49%

1.59%

(1.02)%

477%

3,856

14.02

(.03)

1.27

1.24

—

—

—

1.24

15.26

8.84%

1.60%*

(0.49)%*

569%

8,109

December 31, 2004

16.88

(.20)

(3.51)

(3.71)

—

—

—

(3.71)

13.17

(21.98)%

1.59%

(1.34)%

1,325%

12,289

December 31, 2005

13.17

(.16)

.67

.51

—

—

—

.51

13.68

3.87%

1.62%

(1.24)%

1,136%

8,306

December 31, 2002

20.64

(.24)

(9.67)

(9.91)

—

(.79)

(.79)

(10.70)

9.94

(48.21)%

1.84%

(1.63)%

2,685%

4,384

December 31, 2003

9.94

(.21)

7.15

6.94

—

—

—

6.94

16.88

69.82%

1.65%

(1.51)%

1,264%

27,918

*

†

Calculated using the average daily shares outstanding for the year.

Annualized

††

Δ

Unaudited

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

(Decrease)

Net Increase

NET ASSET

Net

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

June 30, 2007Δ

$ 33.14

$ (.04)

Energy Fund

December 31, 2006

$ 6.60

$

6.56

$ —

$

—

$

—

$ 6.56

$39.70

19.79%

1.60%*

(0.23)%*

110%

$ 95,145

December 31, 2005

29.68

—

11.44

11.44

(.01)

(1.91)

(1.92)

9.52

39.20

38.54%

1.59%

(0.01)%

351%

83,437

39.20

(.13)

5.28

5.15

—

(11.21)

(11.21)

(6.06)

33.14

11.93%

1.59%

(0.31)%

146%

70,190

December 31, 2003

18.25

.01

4.19

4.20

—

—

—

4.20

22.45

23.01%

1.66%

0.04%

1,225%

31,832

December 31, 2004

22.45

.01

7.23

7.24

(—)§

(.01)

(.01)

7.23

29.68

32.27%

1.58%

0.04%

542%

60,501

December 31, 2002

21.10

(.02)

(2.83)

(2.85)

—

—

—

(2.85)

18.25

(13.51)%

1.72%

(0.13)%

1,341%

5,834

June 30, 2007Δ

29.79

(.11)

8.22

8.11

—

—

—

8.11

37.90

27.22%

1.60%*

(0.66)%*

86%

103,136

Energy Services Fund

December 31, 2006

December 31, 2005

20.85

(.30)

10.37

10.07

—

—

—

10.07

30.92

48.30%

1.61%

(1.17)%

317%

79,722

30.92

(.37)

4.01

3.64

—

(4.77)

(4.77)

(1.13)

29.79

10.98%

1.59%

(1.08)%

184%

43,910

December 31, 2003

14.38

(.16)

1.37

1.21

—

—

—

1.21

15.59

8.41%

1.65%

(1.13)%

2,691%

7,754

December 31, 2004

15.59

(.22)

5.48

5.26

—

—

—

5.26

20.85

33.74%

1.58%

(1.19)%

808%

29,316

December 31, 2002

17.74

(.17)

(2.08)

(2.25)

—

(1.11)

(1.11)

(3.36)

14.38

(12.07)%

1.71%

(1.00)%

2,159%

4,427

June 30, 2007Δ

Financial Services Fund

32.18

.13

(.54)

(.41)

—

December 31, 2006

29.10

.26

4.59

4.85

(.39)

(1.38)

(1.77)

3.08

32.18

16.73%

1.59%

0.83%

330%

50,190

—

—

(.41)

31.77

(1.27)%

1.61%*

0.79%*

197%

29,890

December 31, 2004

December 31, 2005

30.38

26.00

.23

4.21

4.44

(.06)

—

(.06)

4.38

30.38

17.12%

1.59%

0.84%

762%

45,180

.28

.67

.95

(.25)

(1.98)

(2.23)

(1.28)

29.10

3.38%

1.59%

0.94%

549%

36,839

December 31, 2002

23.90

.09

(3.69)

(3.60)

—

(.11)

(.11)

(3.71)

20.19

(15.10)%

1.85%

0.41%

1,727%

2,748

December 31, 2003

20.19

.14

5.70

5.84

(.03)

—

(.03)

5.81

26.00

28.92%

1.64%

0.61%

2,039%

15,581

Health Care Fund

December 31, 2006

28.17

(.15)

1.59

1.44

June 30, 2007Δ

28.41

—

(1.20)

(1.20)

.24

28.41

5.11%

1.59%

(0.52)%

251%

40,825

.07

1.81

1.88

—

—

—

1.88

30.29

6.62%

1.61%*

0.44%*

210%

47,148

December 31, 2005

25.46

(.16)

2.87

2.71

—

—

—

2.71

28.17

10.64%

1.60%

(0.62)%

330%

51,692

December 31, 2003

18.71

(.19)

5.76

5.57

—

—

—

5.57

24.28

29.77%

1.64%

(0.88)%

1,222%

27,880

December 31, 2004

24.28

(.16)

1.65

1.49

—

(.31)

(.31)

1.18

25.46

6.22%

1.59%

(0.67)%

629%

30,435

December 31, 2002

23.82

(.09)

(4.98)

(5.07)

—

(.04)

(.04)

(5.11)

18.71

(21.31)%

1.70%

(0.45)%

1,617%

5,164

Internet Fund

December 31, 2006

14.74

(.21)

1.64

1.43

—

—

—

1.43

16.17

9.70%

1.58%

(1.33)%

420%

9,381

June 30, 2007Δ

16.17

(.11)

1.78

1.67

—

—

—

1.67

17.84

10.33%

1.61%*

(1.38)%*

227%

5,337

December 31, 2004

14.68

(.23)

2.56

2.33

—

—

—

2.33

17.01

15.87%

1.58%

(1.49)%

693%

36,922

December 31, 2005

17.01

(.21)

(.13)

(.34)

—

(1.93)

(1.93)

(2.27)

14.74

(1.38)%

1.61%

(1.36)%

676%

20,959

December 31, 2003

8.93

December 31, 2002

15.76

(.17)

(6.66)

(6.83)

—

—

—

(6.83)

8.93

(43.34)%

1.75%

(1.69)%

3,041%

3,703

(.20)

5.95

5.75

—

—

—

5.75

14.68

64.39%

1.65%

(1.59)%

957%

25,101

Leisure Fund

December 31, 2006

21.96

(.02)

5.17

5.15

—

(.92)

(.92)

4.23

26.19

23.47%

1.60%

(0.07)%

221%

37,699

June 30, 2007Δ

26.19

(.03)

.55

.52

—

—

—

.52

26.71

1.99%

1.61%*

(0.20)%*

65%

23,722

December 31, 2005

December 31, 2004

20.80

(.17)

5.07

25.39

(.19)

(1.03)

(1.22)

—

(2.21)

(2.21)

(3.43)

21.96

(4.87)%

1.56%

(0.79)%

369%

13,961

December 31, 2003

15.42

(.08)

5.46

5.38

—

—

—

5.38

20.80

34.89%

1.65%

(0.41)%

1,353%

30,016

4.90

—

(.31)

(.31)

4.59

25.39

23.86%

1.58%

(0.74)%

663%

51,755

December 31, 2002

18.09

(.18)

(2.49)

(2.67)

—

—

—

(2.67)

15.42

(14.76)%

1.74%

(0.98)%

1,976%

2,015

†

Calculated using the average daily shares outstanding for the year.

*

Annualized

††

§

Less than $.01 per share.

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

Δ

Unaudited

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Increase

Net Realized

(Decrease)

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

BEGINNING

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Precious Metals Fund

December 31, 2006

10.36

(.03)

2.25

2.22

—

—

—

2.22

12.58

21.43%

1.49%

(0.26)%

228%

62,910

June 30, 2007Δ

$ 12.58

$

(.04)

$

(.08)

$

(.12)

$

—

$

—

$

—

$ (.12)

$ 12.46

(0.95)%

1.51%*

(0.70)%*

143%

$ 49,199

December 31, 2005

8.57

(.02)

1.81

1.79

—

—

—

1.79

10.36

20.89%

1.57%

(0.24)%

308%

68,241

December 31, 2003

7.09

(.03)

2.93

2.90

—

—

—

2.90

9.99

40.90%

1.54%

(0.38)%

658%

44,606

December 31, 2004

9.99

(.05)

(1.37)

(1.42)

—

—

—

(1.42)

8.57

(14.21)%

1.46%

(0.54)%

519%

35,043

December 31, 2002

4.87

(.02)

2.24

2.22

—

—

—

2.22

7.09

45.59%

1.67%

(0.29)%

1,001%

38,839

June 30, 2007Δ

29.78

(.12)

1.88

1.76

—

—

—

1.76

31.54

5.91%

1.61%*

(0.75)%*

77%

17,134

Retailing Fund

December 31, 2005

26.65

(.25)

1.70

1.45

—

(.25)

(.25)

1.20

27.85

5.48%

1.58%

(0.90)%

421%

17,616

December 31, 2006

27.85

(.11)

2.92

2.81

—

(.88)

(.88)

1.93

29.78

10.08%

1.59%

(0.37)%

227%

28,306

December 31, 2003

19.29

(.25)

7.05

6.80

—

(.10)

(.10)

6.70

25.99

35.27%

1.64%

(1.04)%

785%

15,149

December 31, 2004

25.99

(.22)

2.62

2.40

—

(1.74)

(1.74)

.66

26.65

10.06%

1.58%

(0.83)%

609%

20,800

December 31, 2002

25.65

(.27)

(5.30)

(5.57)

—

(.79)

(.79)

(6.36)

19.29

(21.91)%

1.81%

(1.23)%

1,668%

3,102

June 30, 2007Δ

14.74

(.07)

1.76

1.69

—

—

—

1.69

16.43

11.47%

1.60%*

(0.90)%*

284%

31,451

Technology Fund

December 31, 2005

13.50

(.16)

.58

.42

—

—

—

.42

13.92

3.11%

1.62%

(1.21)%

541%

19,145

December 31, 2006

13.92

(.16)

.98

.82

—

—

—

.82

14.74

5.89%

1.59%

(1.09)%

403%

23,215

December 31, 2003

9.92

(.18)

6.21

6.03

—

(1.07)

(1.07)

4.96

14.88

61.32%

1.64%

(1.39)%

1,302%

20,641

December 31, 2004

14.88

(.05)

.03

(.02)

—

(1.36)

(1.36)

(1.38)

13.50

1.15%

1.58%

(0.36)%

767%

19,919

December 31, 2002

18.61

(.18)

(7.15)

(7.33)

—

(1.36)

(1.36)

(8.69)

9.92

(39.11)%

1.71%

(1.52)%

1,098%

5,021

June 30, 2007Δ

21.91

.03

3.47

3.50

—

—

—

3.50

25.41

15.97%

1.60%*

0.29%*

105%

56,136

Telecommunications Fund

December 31, 2005

December 31, 2006

20.53

.19

.06

.25

—

(1.97)

(1.97)

(1.72)

18.81

1.16%

1.60%

0.98%

362%

16,898

18.81

.15

3.52

3.67

(.29)

(.28)

(.57)

3.10

21.91

19.51%

1.59%

0.72%

264%

33,337

December 31, 2004

18.22

December 31, 2003

13.63

(.03)

4.62

4.59

—

(—)§

(—)§

4.59

18.22

33.68%

1.64%

(0.19)%

974%

14,543

(.02)

2.33

2.31

—

—

—

2.31

20.53

12.68%

1.58%

(0.08)%

809%

30,191

December 31, 2002

22.56

(.05)

(8.88)

(8.93)

—

—

—

(8.93)

13.63

(39.58)%

1.69%

(0.39)%

855%

6,106

June 30, 2007Δ

35.05

(.13)

3.13

3.00

—

—

—

3.00

38.05

8.56%

1.61%*

(0.69)%*

119%

23,582

Transportation Fund

December 31, 2005

31.45

(.19)

2.64

2.45

—

(1.26)

(1.26)

1.19

32.64

8.48%

1.58%

(0.63)%

258%

31,378

December 31, 2006

32.64

(.24)

2.65

2.41

—

—

—

2.41

35.05

7.38%

1.59%

(0.68)%

249%

29,549

December 31, 2003

21.55

(.15)

4.57

4.42

—

—

—

4.42

25.97

20.51%

1.64%

(0.65)%

1,045%

8,032

December 31, 2004

25.97

(.20)

6.09

5.89

—

(.41)

(.41)

5.48

31.45

22.99%

1.57%

(0.71)%

473%

47,333

December 31, 2002

24.40

(.14)

(2.71)

(2.85)

—

—

—

(2.85)

21.55

(11.68)%

1.69%

(0.63)%

1,435%

6,301

June 30, 2007Δ

Utilities Fund

December 31, 2006

19.09

.36

3.64

22.38

.16

1.39

1.55

—

—

—

1.55

23.93

6.93%

1.60%*

1.32%*

100%

70,811

December 31, 2005

17.34

.34

1.50

1.84

(.09)

—

(.09)

1.75

19.09

10.56%

1.60%

1.80%

342%

39,943

4.00

(.49)

(.22)

(.71)

3.29

22.38

20.96%

1.59%

1.73%

169%

71,719

December 31, 2004

14.96

.33

2.24

2.57

December 31, 2003

12.24

.31

2.77

3.08

(.36)

—

(.36)

2.72

14.96

25.40%

1.62%

2.29%

1,491%

13,430

(.19)

—

(.19)

2.38

17.34

17.31%

1.57%

2.06%

904%

21,902

December 31, 2002

18.23

.33

(6.31)

(5.98)

(.01)

—

(.01)

(5.99)

12.24

(32.83)%

1.67%

2.54%

829%

23,846

†

Calculated using the average daily shares outstanding for the year.

*

Annualized

§

Less than $.01 per share.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

Δ

Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

usually 4:00 p.m., Eastern Time, adjusted for any interest

Organization

accruals and financing charges. If the securities comprising

The Rydex Variable Trust (the “Trust”), a Delaware business

the underlying index cease trading before a Fund’s close of

trust, is registered with the SEC under the Investment

business, the index will be fair valued with the use of an

Company Act of 1940 (the “1940 Act”) as a non-diversified,

appropriate market indicator.

open-ended investment company and is authorized to issue

Traditional open-end investment companies (“Mutual

an unlimited number of no par value shares. The Trust offers

Funds”) are valued at their Net Asset Value (the “NAV”) as

shares of its Funds to insurance companies for their variable of the close of business, usually 4:00 p.m., Eastern time, on annuity and variable life insurance contracts.

the valuation date. Exchange Traded Funds (“ETFs”) and

At June 30, 2007, the Trust consisted of fifty-five operating closed-end investment companies are valued at the last

Funds: twenty-three Benchmark Funds, one Money Market

quoted sales price.

Fund, eight Alternative Strategy Funds, seventeen Sector

The value of domestic equity index and credit default swap

Funds, three Essential Portfolio Funds and three CLS

agreements entered into by a Fund is accounted for using

AdvisorOne Funds. This report covers the Sector Funds (the

the unrealized gain or loss on the agreements that is

“Funds”), while the Benchmark Funds, the Money Market

determined by marking the agreements to the last quoted

Fund, the Alternative Strategies Funds, the Essential

value of the index that the swap pertains to at the close of

Portfolio Funds and the CLS AdvisorOne Funds are

the NYSE, usually 4:00 p.m., Eastern Time. The swap’s

contained in separate reports.

market value is then adjusted to include dividends accrued,

Rydex Investments provides advisory, transfer agent and

financing charges and/or interest associated with the swap

administrative services, and accounting services to the Trust.

agreements.

Rydex Distributors, Inc. (the “Distributor”) acts as principal

The value of foreign equity index and currency index swap

underwriter for the Trust. Both, Rydex Investments and

agreements entered into by the Funds are accounted for

Rydex Distributors, Inc., are affiliated entities.

using the unrealized gain or loss on the agreements that is

Significant Accounting Policies

determined by marking the agreements to the price at

which orders are being filled at the close of the NYSE,

The following significant accounting policies are in

usually 4:00 p.m., Eastern Time. In the event that no order is conformity with U.S. generally accepted accounting

principles and are consistently followed by the Trust.

filled at 4:00 p.m., Eastern Time, the security dealer

provides a fair value quote at which the swap agreement is

A. Equity securities listed on an exchange (New York Stock

valued. The swap’s market value is then adjusted to include

Exchange (“NYSE”) or American Stock Exchange) are

dividends accrued, financing charges and/or interest

valued at the last quoted sales price as of the close of

associated with the swap agreements.

business on the NYSE, usually 4:00 p.m., Eastern Time, on

Investments, including structured notes, for which market

the valuation date. Equity securities listed on the NASDAQ

quotations are not readily available are valued at fair value market system are valued at the NASDAQ Official Closing

as determined in good faith by Rydex Investments under

Price, usually as of 4:00 p.m., Eastern Time, on the valuation direction of the Board of Trustees using methods

date. Listed options held by the Trust are valued at the

established or ratified by the Board of Trustees. These

Official Settlement Price listed by the exchange, usually as of 4:00 p.m., Eastern Time. Over-the-Counter options held

methods include, but are not limited to: (i) general

information as to how these securities and assets trade; (ii)

by the Trust are valued using the average bid price

in connection with futures contracts and options thereupon,

obtained from one or more security dealers. The value of

and other derivative investments, information as to how (a)

futures contracts purchased and sold by the Trust are

accounted for using the unrealized gain or loss on the

these contracts and other derivative investments trade in

contracts that is determined by marking the contracts to

the futures or other derivative markets, respectively, and (b)

their current realized settlement prices. Financial futures

the securities underlying these contracts and other

contracts are valued at the last quoted sales price, usually as derivative investments trade in the cash market; and (iii)

other information and considerations, including current

of 4:00 p.m., Eastern Time, on the valuation date. In the

values in related markets.

event that the exchange for a specific futures contract

closes earlier than 4:00 p.m., Eastern Time, the futures

B. Securities transactions are recorded on the trade date for contract is valued at the Official Settlement Price of the

financial reporting purposes. Realized gains and losses from exchange. However, the underlying securities from which

securities transactions are recorded using the identified cost the futures contract value is derived are monitored until

basis. Proceeds from lawsuits related to investment holdings

4:00 p.m., Eastern Time, to determine if fair valuation would are recorded as realized gains in the respective Fund.

provide a more accurate valuation. Short-term securities, if

Dividend income is recorded on the ex-dividend date, net

any, are valued at amortized cost, which approximates

of applicable taxes withheld by foreign countries. Interest

market value.

income, including amortization of premiums and accretion

Structured notes are valued in accordance with the terms of

of discount, is accrued on a daily basis.

their agreement at the value of the underlying index close,

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

53

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

C. Distributions of net investment income and net realized

maintains as collateral such initial margin as required by the capital gains are recorded on the ex-dividend date and are

exchange on which the transaction is effected. Pursuant to

determined in accordance with income tax regulations,

the contract, the Fund agrees to receive from or pay to the

which may differ from U.S. generally accepted accounting

broker an amount of cash equal to the daily fluctuation in

principles. These differences are primarily due to differing value of the contract. Such receipts or payments are known

treatments for items such as deferral of wash sales and

as variation margin and are recorded by the Fund as

post-October losses and regulated futures contracts and

unrealized gains or losses. When the contract is closed, the options. Net investment income and loss, net realized gains

Fund records a realized gain or loss equal to the difference and losses, and net assets are not affected by these

between the value of the contract at the time it was opened

differences.

and the value at the time it was closed.

D. The Funds seek capital appreciation and invest

H. The Trust may enter into domestic equity index swap

substantially all of their assets in equity securities of

agreements, which are over-the-counter contracts in which

companies involved in their sector.

one party agrees to make periodic payments based on the

E. When a Fund engages in a short sale, an amount equal

change in market value of a specified equity security, basket to the proceeds is reflected as an asset and an equivalent

of equity securities, equity index, or domestic currency

liability. The amount of the liability is subsequently marked-

index, in return for periodic payments based on a fixed or

to-market to reflect the market value of the short sale. The variable interest rate or the change in market value of a

Fund maintains a segregated account of cash and/or

different equity security, basket of equity securities, equity securities as collateral for short sales. The Fund is exposed index, or domestic currency index. Swap agreements are

to market risk based on the amount, if any, that the market

used to obtain exposure to an equity or market without

value of the security exceeds the market value of the

owning or taking physical custody of securities. Domestic

securities in the segregated account. Fees, if any, paid to

equity index swap agreements are marked-to-market daily

brokers to borrow securities in connection with short sales

based upon quotations from market makers and the

are considered part of the cost of short sale transactions. In change, if any, is recorded as unrealized gain or loss.

addition, the Fund must pay out the dividend rate of the

Payments received or made as a result of a domestic equity

equity or coupon rate of the treasury obligation to the

index swap agreement or termination of the agreement are

lender and records this as an expense.

recognized as realized gains or losses.

F. Upon the purchase of an option by a Fund, the premium

The Trust may enter into credit default swap agreements

paid is recorded as an investment, the value of which is

where one party, the protection buyer, makes an upfront or

marked-to-market daily. When a purchased option expires,

periodic payment to a counterparty, the protection seller, in that Fund will realize a loss in the amount of the cost of the exchange for the right to receive a contingent payment.

option. When a Fund enters into a closing sale transaction,

The maximum amount of the payment may equal the

that Fund will realize a gain or loss depending on whether

notional amount, at par, of the underlying index or security the proceeds from the closing sale transaction are greater

as a result of a related credit event. Upfront payments

or less than the cost of the option. When a Fund exercises a received or made by a Fund, are amortized over the

or paid by a Fund are recorded as realized gains or losses.

put option, that Fund will realize a gain or loss from the sale expected life of the agreement. Periodic payments received

of the underlying security and the proceeds from such sale

will be decreased by the premium originally paid. When a

The credit default contracts are marked-to-market daily

Fund exercises a call option, the cost of the security

based upon quotations from market makers and the

purchased by that Fund upon exercise will be increased by

change, if any, is recorded as unrealized gain or loss.

the premium originally paid. When a Fund writes (sells) an

Payments received or made as a result of a credit event or

option, an amount equal to the premium received is

termination of the contract are recognized, net of a

entered in that Fund’s accounting records as an asset and

proportional amount of the upfront payment, as realized

equivalent liability. The amount of the liability is

gains or losses.

subsequently marked-to-market to reflect the current value

I. The Trust may invest in structured notes, which are over-

of the option written. When a written option expires, or if a the-counter contracts linked to the performance of an

Fund enters into a closing purchase transaction, that Fund

underlying benchmark such as interest rates, equity

realizes a gain (or loss if the cost of a closing purchase

markets, equity indices, commodities indices, corporate

transaction exceeds the premium received when the option

credits or foreign exchange markets. A structured note is a

was sold).

type of bond in which an issuer borrows money from

G. The Trust may enter into stock and bond index futures

investors and pays back the principal, adjusted for

contracts and options on such futures contracts. Futures

performance of the underlying benchmark, at a specified

contracts are contracts for delayed delivery of securities at a maturity date. In addition, the contract may require periodic specified future delivery date and at a specific price. Upon interest payments. Structured notes are used to obtain

entering into a contract, a Fund deposits and

exposure to a market without owning or taking physical

54

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

custody of securities or commodities. Fluctuations in value

There are several risks associated with the use of structured of the structured notes are recorded as unrealized gains and notes. Structured securities are leveraged, thereby

losses in the accompanying financial statements. Net

providing an exposure to the underlying benchmark of

payments are recorded as net realized gains/losses.

three times the face amount and increasing the volatility of

J. The Funds may also purchase American Depository

each note relative to the change in the underlying linked

Receipts, U.S. Government securities, and enter into

financial instrument. A highly liquid secondary market may

repurchase agreements.

not exist for the structured notes a Fund invests in, which

K. The Funds may leave cash overnight in their cash account

may make it difficult for that Fund to sell the structured

notes it holds at an acceptable price or to accurately value with the custodian, U.S. Bank. Periodically, a Fund may have them. In addition, structured notes are subject to the risk

cash due to custodian bank as an overdraft balance. A fee is that the counterparty to the instrument, or issuer, might not incurred on this overdraft, calculated by multiplying the

pay interest when due or repay principal at maturity of the

overdraft by a rate based on the federal funds rate.

obligation. Although the Trust will not invest in any

L. The preparation of financial statements in conformity with structured notes unless Rydex Investments believes that the

U.S. generally accepted accounting principles requires

issuer is creditworthy, a Fund does bear the risk of loss of management to make estimates and assumptions that affect

the amount expected to be received in the event of the

the reported amount of assets and liabilities and disclosure default or bankruptcy of the issuer.

of contingent assets and liabilities at the date of the

There are several risks associated with the use of swap

financial statements and the reported amounts of revenues

agreements that are different from those associated with

and expenses during the reporting period. Actual results

ordinary portfolio securities transactions. Swap agreements

could differ from these estimates.

may be considered to be illiquid. Although the Trust will not

2.

believes that the other party to the transaction is

Financial Instruments

enter into any swap agreement unless Rydex Investments

As part of its investment strategy, the Trust may utilize a

creditworthy, the Funds bear the risk of loss of the amount

variety of derivative instruments, including options, futures,

expected to be received under a swap agreement in the

options on futures, structured notes, swap agreements and

short sales. These investments involve, to varying degrees,

event of the default or bankruptcy of the agreement

counterparty.

elements of market risk and risks in excess of the amounts

recognized in the Statements of Assets and Liabilities.

There are several risks associated with credit default swaps.

Credit default swaps involve the exchange of a fixed-rate

Throughout the normal course of business, the Funds enter

premium for protection against the loss in value of an

into contracts that contain a variety of representations and underlying debt instrument in the event of a defined credit

warranties which provide general indemnifications. The

event (such as payment default or bankruptcy). Under the

Funds’ maximum exposure under these arrangements is

terms of the swap, one party acts as a “guarantor,”

unknown, as this would involve future claims that may be

receiving a periodic payment that is a fixed percentage

made against the Funds and/or their affiliates that have not applied to a notional principal amount. In return, the party yet occurred. However, based on experience, the Funds

agrees to purchase the notional amount of the underlying

expect the risk of loss to be remote.

instrument, at par, if a credit event occurs during the term

The risk associated with purchasing options is limited to the of the swap. A Fund may enter into credit default swaps in

premium originally paid. The risk in writing a covered call

which that Fund or its counterparty acts as guarantor. By

option is that a Fund may forego the opportunity for profit

acting as the guarantor of a swap, that Fund assumes the

if the market price of the underlying security increases and market and credit risk of the underlying instrument,

the option is exercised. The risk in writing a covered put

including liquidity and loss of value.

option is that a Fund may incur a loss if the market price of

Short sales are transactions in which a Fund sells a security it the underlying security decreases and the option is

does not own. If the security sold short goes down in price

exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an

between the time the Fund sells the security and closes its

illiquid secondary market or, for over-the-counter options,

short position, that Fund will realize a gain on the

because of the counterparty’s inability to perform.

transaction. Conversely, if the security goes up in price

during the period, that Fund will realize a loss on the

There are several risks in connection with the use of futures transaction. The risk of such price increases is the principal contracts. Risks may be caused by an imperfect correlation

risk of engaging in short sales. Short dividends or interest between movements in the price of the instruments and the

expense is a cost associated with the investment objective

price of the underlying securities. In addition, there is the of short sales transactions, rather than an operational cost risk that a Fund may not be able to enter into a closing

associated with the day-to-day management of any mutual

transaction because of an illiquid secondary market.

fund.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

55

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In conjunction with the use of options, futures, options on

The Trust has adopted a Distribution Services Plan for which futures, swap agreements, as well as short sales of

the Distributor and other firms that provide shareholder

securities, the Funds are required to maintain collateral in services (“Service Providers”) may receive compensation.

various forms. The Funds use, where appropriate,

The Trust will pay fees to the Distributor at an annual rate depending on the financial instrument utilized and the

not to exceed 0.25% of average daily net assets. The

broker involved, margin deposits at the broker, cash and/or

Distributor, in turn, will compensate Service Providers for

securities segregated at the custodian bank, discount notes,

providing such services, while retaining a portion of such

or the repurchase agreements allocated to each Fund.

payments to compensate itself for shareholder services it

The risks inherent in the use of options, futures contracts,

performs.

options on futures contracts, structured notes, swap

Certain officers and trustees of the Trust are also officers of agreements, as well as short sales of securities, include i)

Rydex Investments.

adverse changes in the value of such instruments; ii)

4.

imperfect correlation between the price of the instruments

Federal Income Tax Information

Subchapter M of the Internal Revenue Code applicable to

and movements in the price of the underlying securities,

The Funds intend to comply with the provisions of

indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any regulated investment companies and will distribute

time; and iv) the potential of counterparty default. The Trust substantially all net investment income and capital gains to has established strict counterparty credit guidelines and

shareholders. Therefore, no Federal income tax provision

enters into transactions only with financial institutions of has been recorded.

investment grade or better.

Income and capital gain distributions are determined in

3.

Fees And Other Transactions With Affiliates

accordance with Federal income tax regulations, which may

differ from U.S. generally accepted accounting principles.

Under the terms of an investment advisory contract, the

Trust pays Rydex Investments investment advisory fees

These differences are primarily due to differing treatments

calculated at an annualized rate of 0.85% of the average

for derivatives, foreign currency transactions, losses

deferred due to wash sales, losses deferred due to post-

daily net assets of each Fund, except the Precious Metals

Fund, which is 0.75% of the average daily net assets.

October losses, and excise tax regulations.

Rydex Investments provides transfer agent and administrative

Permanent book and tax basis differences, if any, will result in reclassifications. This includes reclasses due to net

services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund.

operating losses, non-deductible expenses, differences in

the treatment of certain investments, and the utilization of

Rydex Investments also provides accounting services to the

earnings and profits distributed to the shareholders on

Trust for fees calculated at an annualized rate of 0.10% on

redemption of shares as part of the dividends paid

the first $250 million of the average daily net assets, 0.075%

deduction for income tax purposes. These reclassifications

on the next $250 million of the average daily net assets,

have no effect on net assets or net asset values per share.

0.05% on the next $250 million of the average daily net

assets, and 0.03% on the average daily net assets over $750

At June 30, 2007, the cost of securities for Federal income

tax purposes, the aggregate gross unrealized gain for all

million of each Fund.

securities for which there was an excess of value over tax

Rydex Investments engages external service providers to

cost and the aggregate gross unrealized loss for all

perform other necessary services to the Trust, such as

securities for which there was an excess of tax cost over

accounting and auditing related services, legal services,

value were as follows:

printing and mailing, etc. on a pass-through basis. Such

expenses vary from Fund to Fund and are allocated to the

Funds based on relative net assets. Organizational and

setup costs for new Funds are paid by the Trust.

56

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Tax

Unrealized

Unrealized

Unrealized

Tax

Tax

Net

Fund

Cost

Gain

Loss

Gain

Banking Fund

$

6,143,512

$ 1,178,157

$

(50,325)

$ 1,127,832

Basic Materials Fund

95,296,755

23,222,514

(1,204,771)

22,017,743

Biotechnology Fund

Consumer Products Fund

27,336,660

11,955,178

6,669,800

2,501,067

(47,191)

(45,452)

2,455,615

Electronics Fund

9,446,017

1,644,281

(20,281)

6,622,609

Energy Fund

86,342,297

25,108,053

(23,134)

25,084,919

1,624,000

Energy Services Fund

Financial Services Fund

103,218,989

36,116,995

28,833,646

2,895,855

(42,815)

28,790,831

(378,841)

2,517,014

Health Care Fund

Internet Fund

44,536,290

4,530,545

2,487,335

7,363,747

(322,448)

(5,063)

7,041,299

Leisure Fund

22,712,356

6,238,244

(193,210)

2,482,272

6,045,034

Precious Metals Fund

Retailing Fund

44,940,317

21,185,705

(38,228)

21,147,477

Technology Fund

34,415,850

15,783,054

5,505,113

(58,247)

5,446,866

Telecommunications Fund

59,954,896

11,208,412

4,372,627

(94,320)

(36,507)

4,278,307

Transportation Fund

21,467,989

8,128,947

(228,403)

11,171,905

Utilities Fund

7,900,544

70,765,310

15,613,898

(140,782)

15,473,116

5.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, along with uninvested cash balances of other series of the

Trust. The daily aggregate balance is invested in one or more repurchase agreements collateralized by obligations of the U.S.

Treasury and U.S. Government Agencies. The collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum,102% of the delivery value of the repurchase agreements at maturity. Each

Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of June 30, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

UBS Financial Services, Inc.

4.50% due 07/02/07

4.29% due 07/02/07

$117,000,000

117,000,000

$117,000,000

117,000,000

$117,043,875

117,041,828

Morgan Stanley

Lehman Brothers Holdings, Inc.

4.25% due 07/02/07

4.15% due 07/02/07

116,000,000

57,550,335

116,000,000

57,550,335

116,041,083

57,557,653

Credit Suisse Group

4.45% due 07/02/07

26,959,882

26,959,882

26,969,880

$434,510,217

$434,654,319

As of June 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

TIP Bonds

U.S. Treasury Notes

05/31/12

01/15/25

4.750%

2.375%

$

27,935,000

7,675,000

$

29,508,827

7,617,248

TIP Notes

Freddie Mac Discount Notes

01/15/08 – 01/15/17

0.875% – 4.250%

262,054,000

286,775,224

10/04/07 – 07/24/07

0.000%

119,974,000

119,340,356

$443,241,655

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities,

including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

57

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

6.

Securities Transactions

During the period ended June 30, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-

term and temporary cash investments, were:

Banking

Materials

Biotechnology

Products

Electronics

Energy

Services

Services

Basic

Consumer

Energy

Financial

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$18,943,938

$102,625,468

$40,734,985

$37,716,893

$40,858,611

$87,164,961

$97,386,238

$

84,493,046

Sales

$35,297,248

$

81,662,740

$41,323,085

$52,305,015

$36,575,477

$72,112,895

$52,702,641

$103,961,946

Care

Internet

Leisure

Metals

Retailing

Technology

munications

Transportation

Health

Precious

Telecom-

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

Sales

$  97,410,647

$101,070,958

$21,695,197

$17,126,164

$23,070,134

$80,582,271

$19,451,430

$76,927,719

$

60,819,529

$37,763,523

$37,687,750

$93,165,626

$32,124,557

$70,667,418

$

43,546,567

$46,328,767

Utilities

Fund

Purchases

Sales

$91,058,426

$85,260,194

58

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Period Ended

June 30,

December 31,

Year Ended

Period Ended

June 30,

December 31,

Year Ended

Period Ended

June 30,

December 31,

Year Ended

Period Ended

June 30,

December 31,

Year Ended

2007†

2006

2007†

2006

2007†

2006

2007†

2006

Basic Materials Fund

Banking Fund

2,471,674

4,052,298

—

33,458

(1,944,591)

(3,342,920)

527,083

742,836

541,696

1,815,362

—

12,647

(1,068,282)

(1,568,504)

(526,586)

259,505

Consumer Products Fund

934,059

3,163,231

—

18,313

(1,325,360)

(2,705,761)

(391,301)

475,783

Biotechnology Fund

1,992,081

4,689,808

—

—

(2,022,684)

(5,858,197)

(30,603)

(1,168,389)

Energy Fund

2,793,583

3,541,676

—

522,678

(2,515,344)

(4,074,714)

278,239

(10,360)

Electronics Fund

3,321,762

7,828,397

—

—

(3,065,204)

(8,160,471)

256,558

(332,074)

Financial Services Fund

795,284

2,765,913

—

79,205

(1,413,859)

(2,551,604)

(618,575)

293,514

Energy Services Fund

3,175,276

5,147,643

—

209,346

(1,927,692)

(6,461,195)

1,247,584

(1,104,206)

Internet Fund

1,098,758

3,248,938

Health Care Fund

1,570,455

—

—

(1,379,813)

(4,090,703)

(281,055)

(841,765)

3,512,906

—

58,255

(1,450,717)

(3,969,488)

119,738

(398,327)

Precious Metals Fund

7,792,693

16,881,002

Leisure Fund

841,850

—

—

(8,844,989)

(18,466,236)

(1,052,296)

(1,585,234)

2,699,093

—

47,592

(1,393,309)

(1,942,702)

(551,459)

803,983

Technology Fund

2,335,468

5,204,228

—

—

(1,996,950)

(5,004,676)

338,518

199,552

Retailing Fund

587,878

2,119,692

—

26,194

(995,302)

(1,827,722)

(407,424)

318,164

Transportation Fund

1,059,375

3,109,837

—

—

(1,282,759)

(3,228,069)

(223,384)

(118,232)

Telecommunications Fund

2,572,611

4,358,934

—

34,356

(1,885,090)

(3,770,580)

687,521

622,710

Utilities Fund

3,956,223

6,017,977

—

92,980

(4,201,659)

(4,998,132)

(245,436)

1,112,825

† Unaudited.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. As agent, U.S. Bank may, for investment purposes, pool the Trust’s collateral in joint accounts with cash collateral from one or more other securities lending customers of U.S. Bank. Under the terms of the

Trust’s securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2007, the pooled cash collateral investments consisted of mutual funds (93.12%) and repurchase agreements (6.88%). Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

Shares

Market Value

MUTUAL FUND

93.12%

Mount Vernon Securities Lending Trust

1,372,656,479

$

1,372,656,479

TOTAL

$1,372,656,479

Cost

Market Value

Repurchase Date

REPURCHASE AGREEMENT

6.88%

Rate

5.30%

Goldman Sachs

$101,375,000

$101,375,000

07/02/07

TOTAL

$101,375,000

100.000%

GRAND TOTAL

$1,474,031,479

As of June 30, 2007 the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Current Par Value

Market Value

Maturity

0.00% – 5.77%

Federal Mortgage Backed Securities

$253,667,698

$

103,402,500

09/15/28 – 04/15/37

$103,402,500

60

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

At June 30, 2007 the following Funds participated in securities lending and received cash collateral:

Value of

Fund

Cash

Securities

Collateral

Loaned

Banking Fund

Basic Materials Fund

$

414,102

$

392,728

Biotechnology Fund

25,141,743

24,505,733

Consumer Products Fund

3,855,400

4,398,944

3,756,228

4,186,406

Electronics Fund

Energy Fund

16,751,265

2,465,575

16,360,216

2,359,764

Energy Services Fund

28,351,405

27,642,333

Financial Services Fund

Health Care Fund

8,674,107

4,736,282

8,376,395

4,572,021

Internet Fund

Leisure Fund

5,091,599

1,662,674

4,914,477

1,601,255

Precious Metals Fund

Retailing Fund

16,775,540

15,905,175

Technology Fund

6,087,637

4,055,425

5,830,511

3,913,705

Telecommunications Fund

Transportation Fund

15,162,184

5,807,797

14,532,672

5,536,986

Utilities Fund

15,410,348

14,957,216

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December

15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10.

Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pursuant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds will be scheduled for the purpose of asking shareholders of record on August 6, 2007, to approve a new investment advisory agreement between Rydex Investments and the

Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed, information about the Transaction and the approval of the New Agreement, including the date of the Meeting, as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the Transaction should have no impact on the Funds’ shareholders.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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61

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

62

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

140

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005 to

present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of

Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

140

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Year of Birth

(Year Began)

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

132

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

132

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company,

registered investment adviser (2005 to 2006); Senior Vice President of Marketing and

Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

132

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

132

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Year of Birth

(Year Began)

Funds Overseen

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

132

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

132

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

132

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and Secretary (1966)

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President of

Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor.

64

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVASECF-SEMI-3-0607x1207